Exhibit 99.1

Index to Financial Statements

JM GLOBAL HOLDING COMPANY

CONDENSED FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2017 AND DECEMBER 31, 2016 AND FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2016 AND 2015 AND FOR THE YEAR ENDED DECEMBER 31, 2016 AND FOR THE PERIOD FROM APRIL 10, 2015 (INCEPTION) THROUGH DECEMBER 31, 2015

SUNLONG

CONSOLIDATED FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-34
CONSOLIDATED BALANCE SHEETS as September 30, 2017, December 31, 2016 and 2015	F-35
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME for the nine months ended September 30, 2017 and 2016 and for the years ended December 31, 2016 and 2015	F-36
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY for the nine months ended September 30, 2017 and 2016 and for the years ended December 31, 2016 and 2015	F-37
CONSOLIDATED STATEMENTS OF CASH FLOWS for the nine months ended September 30, 2017 and 2016 and for the years ended December 31, 2016 and 2015	F-38
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	F-39

JM GLOBAL HOLDING COMPANY
Condensed Interim Balance Sheets

	September 30, 2017	December 31, 2016
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$2,799	$150,306
Prepaid assets	22,622	15,580
Total current assets	25,421	165,886

Trust account (See Note 7)	40,434,721	50,109,326

Total assets	$40,460,142	$50,275,212
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$92,061	$19,922
Accrued expenses	214,339	82,647
Due to affiliates	140,500	140,500
Total current liabilities	446,900	243,069

Common stock subject to possible redemption: 3,036,888 and 4,000,000 shares (at a redemption value of approximately $10 per share) at September 30, 2017 and December 31, 2016, respectively (See Note 3)	30,368,880	40,000,000
Commitments and contingencies

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding
Common stock, $0.0001 par value, 15,000,000 shares authorized; 2,562,500 shares issued and outstanding (excluding 3,036,888 and 4,000,000 shares subject to redemption) at September 30, 2017 and December 31, 2016, respectively (See Note 3)	256	256
Additional paid-in capital	10,807,708	10,807,708
Accumulated deficit	(1,163,602)	(775,821)
Total stockholders’ equity	9,644,362	10,032,143
Total liabilities and stockholders’ equity	$40,460,142	$50,275,212

The accompanying notes are an integral part of the unaudited condensed interim financial statements.

JM GLOBAL HOLDING COMPANY

Condensed Interim Statements of Operations (Unaudited)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,	For the Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue	$—	$—	$—	$—

Operating expenses	371,161	96,174	615,384	512,981

Loss from operations	(371,161)	(96,174)	(615,384)	(512,981)

Interest income	94,560	17,513	227,603	53,497
Net loss attributable to common stock (excluding shares subject to possible redemption)	$(276,601)	$(78,661)	$(387,781)	$(459,484)

Basic and diluted net loss per share	$(0.11)	$(0.03)	$(0.15)	$(0.18)

Weighted average number of common stock outstanding
Basic and diluted (excluding shares subject to possible redemption)	2,562,500	2,562,500	2,562,500	2,562,500

The accompanying notes are an integral part of the unaudited condensed interim financial statements.

JM GLOBAL HOLDING COMPANY
Condensed Interim Statements of Stockholders’ Equity
For the periods ended December 31, 2016 and September 30, 2017 (Unaudited)

	Common Stock		Additional		Total
	Number of Shares	Amount	Paid-in Capital	Accumulated Deficit	Stockholders’ Equity
Balance, December 31, 2015	2,562,500	256	10,857,228	(234,205)	10,623,279

Cancellation of Common stock issuable to Firstrust		—	(65,066)	—	(65,066)

Stock-based compensation recorded for options issued to a director by the Sponsor			15,546	—	15,546

Net loss	—	—	—	(541,616)	(541,616)

Balance, December 31, 2016	2,562,500	$256	10,807,708	(775,821)	10,032,143

Net loss	—	—	—	(387,781)	(387,781)

Balance, September 30, 2017	2,562,500	$256	$10,807,708	$(1,163,602)	$9,644,362

The accompanying notes are an integral part of the unaudited condensed interim financial statements.

JM GLOBAL HOLDING COMPANY
Condensed Interim Statements of Cash Flows (Unaudited)

	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
Cash flows from operating activities:
Net loss	$(387,781)	$(459,484)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issuable for consulting fees		97,600
Stock-based compensation for director fees		15,546
Changes in operating assets and liabilities
Increase in prepaid expenses	(7,042)	(3,882)
Increase (decrease) in accounts payable	72,139	(26,970)
Increase in accrued expenses	131,692	18,077
Net cash used in operating activities	(190,992)	(359,113)

Cash flows from investing activities:

Withdrawal from Trust Account upon redemption of 963,112 shares	9,631,120
Interest income withdrawal (reinvested) in Trust Account	43,485	(53,497)
Net cash provided by (used in) investing activities	9,674,605	(53,497)

Cash flows from financing activities:
Redemption of 963,112 shares	(9,631,120)	—
Net cash used in financing activities	(9,631,120)	—

Net change in cash	(147,507)	(412,610)
Cash, beginning of period	150,306	623,044

Cash, end of period	$2,799	$210,434

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Non-cash operating and financing activities
Payments made directly to a vendor by an affiliate of China Sunlong Environmental Technology, Inc.	$30,000	$—
Cancellation of common stock issued for future services included in unamortized prepaid expenses	$—	$65,066

The accompanying notes are an integral part of the unaudited condensed interim financial statements.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General

JM Global Holding Company (the “Company,” “we” or “us” or “our”) is a blank check company incorporated in Delaware on April 10, 2015. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets (“Business Combination”). The Company has neither engaged in any operations nor generated any operating revenue to date. The Company’s sponsor is Zhong Hui Holding Limited, a Seychelles limited company (the “Sponsor”). The Company has selected December 31 as its fiscal year end.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 4) was declared effective by the United States Securities and Exchange Commission (“SEC”) on July 23, 2015. The Sponsor purchased, simultaneously with the closing of the Public Offering on July 29, 2015, 250,000 units at $10.00 per unit in a private placement for an aggregate price of $2,500,000. Each unit purchased is substantially identical to the units sold in the Public Offering, except that the Sponsor has agreed that it will not seek redemption of the stock contained within such units. In addition, the Sponsor purchased an aggregate of 3,000,000 units in the Public Offering. The Sponsor had agreed that it will not seek redemption of 1,000,000 shares of the 3,000,000 shares purchased in the Public Offering. In the event that the Company is unable to complete its initial Business Combination within the required time frame, the non-redeemable 1,000,000 Sponsor shares will be entitled to the liquidation rights described in the “Business Combination” section. In October 2017, the Company agreed to permit its Sponsor to redeem an additional 350,000 of the non-redeemable shares. As a result, the number of non-redeemable Sponsor shares was reduced to 650,000 (See Note 10). The Company initially had until July 29, 2017 to consummate its initial Business Combination. This date has now been extended to January 29, 2018 as described in Note 2 below. If the Company is unable to consummate its initial Business Combination within such time period, the Company will distribute the aggregate amount then on deposit in the Trust Account pro rata to its public shareholders by way of the redemption of their shares and will cease all operations except for the purposes of winding up of its affairs, as further described herein. In such event, the Company’s warrants will expire worthless. The Company expects the per share redemption price to be $10.00 per common share, without taking into account any interest earned on such funds. However, the Company may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders. In that case, it may be possible that the per-share value of the residual assets remaining available for distribution will be less than the price per Unit in the Public Offering.

Upon the closing of the Public Offering and the private placement, $50,000,000 was placed in a trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee. A total of approximately $40.4 million remains in the Trust Account as of September 30, 2017 (See Note 7).

Going Concern and Liquidation

None of our Sponsor, stockholders, officers or directors, or third parties, are under any obligation to advance us funds, or to invest in us. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of our business plan, and reducing overhead expenses. We cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all.

Additionally, the Company has until January 29, 2018 (See Note 2) to complete its initial business combination. If the Company has not completed its initial business combination by that time, the Company will

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

distribute the aggregate amount then on deposit in the Trust Account, pro rata, to our public shareholders by way of redemption and cease all operations except for purposes of the winding up of our affairs.

These conditions raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

Trust Account

An amount equal to 100% of the gross proceeds of the Public Offering received on July 29, 2015 is held in a Trust Account invested in U.S. government securities meeting the conditions of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the 1940 Act, as determined by the Company until the earlier of (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account.

Other than the withdrawal of interest to pay taxes or for working capital, if any, none of the funds held in trust may be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the outstanding public shares included in the units sold in the Public Offering if the Company is unable to complete the Business Combination within the required timeframe. On July 27, 2017, in connection with the Special Meeting (see Note 2), the Company and Continental entered into the Trust Amendment, pursuant to which the date on which to commence liquidation of the Trust Account established in connection with the Company’s initial Public Offering in the event the Company has not consummated a Business Combination was extended from July 29, 2017 to January 29, 2018.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the private placement, although substantially all of the net proceeds of the Public Offering and the private placement are intended to be generally applied toward consummating a Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for the acquisition of one or more target businesses or assets, may decide to not submit the transaction for stockholder approval, unless otherwise required by law. The Company will proceed with a Business Combination if it is approved by the board of directors. In the event that the Company is required to seek stockholder approval in connection with its initial Business Combination, the Company will proceed with a Business Combination only if a majority of the aggregate outstanding shares that are voted in favor of the Business Combination. In connection with such a vote, the Company will provide its stockholders with the opportunity to redeem their shares of common stock upon the consummation of its initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes or the payment of taxes, divided by the number of then outstanding shares of common stock that were sold as part of the Units in the Public Offering, which the Company refers to as its public shares, subject to the limitations described within the registration statement and any limitations (including but not limited to cash requirements) agreed to in connection with the negotiation of terms of a proposed Business Combination. These shares of common stock, excluding the 1,000,000 non-redeemable shares of the 3,000,000 shares purchased in the Public Offering by the Sponsor, are recorded at a redemption value as of September 30, 2017 and December 31, 2016 and classified as temporary equity upon the completion of the Public Offering, in accordance with ASC Topic 480 “Distinguishing Liabilities from Equity”. The Company subsequently agreed to permit its Sponsor to redeem an additional 350,000 of the 1,000,000 non-redeemable shares. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

The Company has until January 29, 2018 (the “Combination Period”) to consummate its initial Business Combination. If the Company is unable to complete its initial Business Combination within the required timeframe the Company will (i) cease all operations except for the purposes of winding up of its affairs; (ii) distribute the aggregate amount then on deposit in the Trust Account, including a portion of the interest earned thereon which was not previously used for working capital, but net of any taxes, pro rata to its public stockholders by way of redemption of its public shares (which redemption would completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any); and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of its net assets to its remaining stockholders, as part of its plan of dissolution and liquidation; in the event of such distribution, it is possible that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of its financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

2. EXTENSION, TRUST AMENDMENT AND AGREEMENT FOR BUSINESS COMBINATION

Extension

On July 27, 2017, at the Special Meeting of Stockholders (the “Special Meeting”), the Company’s stockholders approved the following items: (i) an amendment (the “Extension Amendment”) to the Company’s Certificate of Incorporation to extend the date by which the Company has to consummate a Business Combination (the “Extension”) from July 29, 2017 to January 29, 2018 (the “Extended Date”); and (ii) an amendment (the “Trust Amendment”) to the investment management trust agreement, dated July 23, 2015, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which to commence liquidating the Trust Account in the event the Company has not consummated a Business Combination to the Extended Date. The Company received 98.3% of the affirmative vote of the Company’s outstanding shares of common stock to approve the Extension Amendment and the Trust Amendment. The purpose of the Extension was to allow the Company more time to complete a Business Combination.

Trust Amendment

Following redemptions of 963,112 of the Company’s shares in connection with the Extension, a total of approximately $40.4 million remains in the Trust Account. On July 27, 2017, in connection with the Special Meeting, the Company and Continental entered into the Trust Amendment, pursuant to which the date on which to commence liquidation of the Trust Account established in connection with the Company’s initial Public Offering in the event the Company has not consummated a Business Combination was extended from July 29, 2017 to January 29, 2018.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

2. EXTENSION, TRUST AMENDMENT AND AGREEMENT FOR BUSINESS COMBINATION (cont.)

Business combination

General Terms, Effects, and Consideration

On August 28, 2017, the Company entered into a Share Exchange Agreement with China Sunlong Environmental Technology, Inc., a Cayman Islands company (“CaymanCo”), each of CaymanCo’s shareholders (collectively, the “Sellers”), the Company’s sponsor, Zhong Hui Holding Limited, in the capacity as the representative for the Company’s stockholders prior to the closing of the Business Combination (as defined below) (the “Purchaser Representative”), and Chuanliu Ni, in the capacity as the representative for the Sellers (the “Seller Representative”), pursuant to which, among other things and subject to the terms and conditions contained therein, the Company will effect an acquisition of CaymanCo, which primarily conducts its business through its indirect wholly-owned subsidiaries, Hubei Shengrong Environmental Protection Energy-Saving Science and Technology Co. Ltd. (“Hubei Shengrong”) and Tianjin Commodity Exchange Company Limited (“TJComex” and collectively with CaymanCo and its subsidiaries, the “Sunlong”) by acquiring from the Sellers all outstanding equity interests of CaymanCo (the “Business Combination”).

Pursuant to the Share Exchange Agreement, in exchange for all of the outstanding shares of Sunlong, the Company will issue a number of shares of our common stock (the “Exchange Shares”) at $10.00 per share based on an adjusted equity valuation of CaymanCo (the “Adjusted Equity Value”) determined by starting with a base valuation of $92.0 million, deducting the amount of indebtedness (net of cash) of Sunlong as of the closing, deducting the amount of unpaid transaction expenses incurred by Sunlong, and increasing (or decreasing if negative) such valuation to the extent that the net working capital (excluding indebtedness, cash and transaction expenses) of Sunlong as of the closing is greater than $26.55 million.. Ten percent (10%) of the Exchange Shares (“Escrow Shares”) will be deposited in escrow at the closing of the Business Combination (which is also referred to herein as the closing) and subject to forfeiture back to us (along with dividends and other earnings otherwise payable with respect to such Escrow Shares) in the event that the Purchaser Representative successfully brings an indemnification claim under the Exchange Agreement on behalf of our shareholders. The Exchange Shares, including the Escrow Shares, will be allocated among the Sellers pro-rata based on each Seller’s ownership of CaymanCo prior to the Business Combination. The Exchange Shares will be subject to a lock-up as set forth in the Lock-Up Agreement as described elsewhere in this proxy statement.

The Escrow Shares will be held in an escrow account maintained by a mutually agreed escrow agent (the “Escrow Agent”). While the Escrow Shares are held in escrow, any dividends and other distributions otherwise payable with respect to the Escrow Shares will be held back by JM Global and not paid until the Escrow Shares are released from escrow to the Sellers, but the Sellers will be entitled to vote the Escrow Shares.

The Business Combination will be accounted for as a “reverse merger” in accordance with accounting principles generally accepted in the U.S. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on Sunlong comprising ongoing operations of the combined company, Sunlong’s senior management comprising the senior management of the combined company, and Sunlong stockholders having a majority of the voting power of the combined company. For accounting purposes, Sunlong will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction will be treated as a recapitalization of Sunlong (i.e., a capital transaction involving the issuance of stock by the Company for the stock of Sunlong). Accordingly, the consolidated assets, liabilities and results of operations of Sunlong will become the historical financial statements of the combined company, and the Company’s assets, liabilities and results of operations will be consolidated with Sunlong beginning on the acquisition date.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

2. EXTENSION, TRUST AMENDMENT AND AGREEMENT FOR BUSINESS COMBINATION (cont.)

Representations and Warranties

The Share Exchange Agreement contains a number of representations and warranties made by the Company, on the one hand, and Sunlong, on the other hand, made for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Share Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Share Exchange Agreement. The representations and warranties are customary for transactions similar to the Business Combination. Each representation, warranty, covenant, undertaking and agreement contained in the Share Exchange Agreement will expire as of, and will not survive, the consummation of the Business Combination.

Conditions to Closing

The obligation of the parties to complete the Business Combination is subject to the fulfillment of certain closing conditions, including, among others: (i) the approval by the Company’s shareholders of the election of certain directors to serve as directors on its board of directors (ii) the expiration or termination of the regulatory waiting periods under any applicable antitrust laws and the receipt of any other required governmental and regulatory approvals and consents, (iii) the entrance by the applicable parties into the Escrow Agreement, the Lock-Up Agreement, the Non-Competition and Non-Solicitation Agreement and the Registration Rights Agreement, (iv) no material adverse effect shall have occurred with respect to the other party (or with respect to CaymanCo, its subsidiaries) since the date of the Share Exchange Agreement (v) the approval by the Company’s shareholders of the election of certain directors to serve as directors on its board of directors, (vi) that upon the closing, and after giving effect to the redemptions, the Company has at least $5,000,001 in net tangible assets (excluding the assets and liabilities of Sunlong), and (vii) that the net working capital of Sunlong shall be at least $22,000,000.

Termination

The Share Exchange Agreement may be terminated under certain customary and limited circumstances at any time prior to closing, including by either party if the transactions contemplated by the Share Exchange Agreement have not been completed by January 29, 2018; provided that the party seeking to terminate shall not have breached in any material respect its obligations in any manner that has proximately caused the failure to consummate the Business Combination. If the Share Exchange Agreement is terminated, all further obligations of the parties under the Share Exchange Agreement will terminate and will be of no further force and effect (except that certain obligations related to public announcements, confidentiality, termination and termination fees, waiver against trust, and certain general provisions will continue in effect), and neither the Company nor Sunlong will have any further liability to any other party thereto except for liability for liability for any fraud claims or willful breach of the Merger Agreement prior to such termination. In the event that JM Global terminates the Share Exchange Agreement for a breach by CaymanCo or the Sellers, CaymanCo will be required to pay to JM Global as liquidated damages a termination fee equal to $500,000, plus transaction expenses incurred by JM Global and its affiliates, provided that CaymanCo and the Sellers will not be relieved of liability for any fraud claims or willful breach of the Share Exchange Agreement prior to such termination.

Other Agreements

The Business Combination also calls for additional agreements, including, among others, the Escrow Agreement, the Non-competition Agreements, the Lock-Up Agreements, and the Registration Rights Agreement, as described elsewhere in this proxy statement.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited interim financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (‘‘GAAP’’) for interim information and in accordance with the instructions to Form 10-Q and Article 8 and Article 10 of Regulation S-X. Accordingly, since they are interim statements, the accompanying financial statements do not include all of the information and notes required by GAAP for a complete financial statement presentation. These financial statements should be read in conjunction with the Company’s annual Form 10-K filing. In the opinion of management, the interim financial statements reflect all adjustments (consisting of normal, recurring adjustments) that are necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods presented. Interim results are not necessarily indicative of results for a full year and pursuant to the rules and regulations of the SEC.

Net loss per common share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. At September 30, 2017, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted loss per common share is the same as basic loss per common share for the periods presented.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal Depository Insurance Corporation coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes

The Company complies with the accounting and reporting requirements of FASB ASC Topic 740, “Income Taxes”, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits as of September 30, 2017. No amounts were accrued for the payment of interest and penalties at September 30, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2017 and December 31, 2016.

Cash and securities held in Trust Account

At September 30, 2017 and December 31, 2016, substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.

Accrued expenses and due to affiliate

Accrued expenses represent amounts the Company owes to its vendors for services that have been provided but not paid for, state franchise tax as well as an affiliate of the Sunlong advanced to the Company for paying the Company’s working capital. These advances are non-interest bearing, unsecured and payable on demand. At September 30, 2017 and December 31, 2016 there was approximately $214,000 and $83,000, respectively, accrued for state franchise tax and third party advance in the Company’s accrued expenses.

Due to affiliate represents entity costs and offering costs paid by an affiliate on behalf of the Company. These advances are non-interest bearing, unsecured and payable on demand.

Redeemable common stock

As discussed in Note 5, 4,000,000 of the 5,000,000 shares of common stock sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of common stock under the Company’s liquidation or tender offer/stockholder approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001. As described in Note 2, in connection with the Extension, 963,112 of the Company’s outstanding shares of common stock were redeemed in July, 2017. Accordingly, at September 30, 2017 and December 31, 2016, 3,036,888 and 4,000,000 Public Shares were classified outside of permanent equity at its redemption value, respectively. In addition to the 4,000,000 common stock with a redemption feature, the Company subsequently agreed to permit its Sponsor to redeem an additional 350,000 of the non-redeemable shares. As a result, the Company has a total of 3,386,888 shares of redeemable common stock as of the date of this report.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s interim financial statements.

4. PUBLIC OFFERING

On July 29, 2015, the Company sold 5,000,000 units at a purchase price of $10.00 per unit (“Public Units”) in the Public Offering. Each Public Unit consists of one share of the Company’s common stock, $0.0001 par value, and one common stock purchase warrant. The Company did not register the shares of common stock issuable upon exercise of the warrants at the time of the Public Offering. However, the Company has agreed to use its best efforts to file and have an effective registration statement covering the shares of common stock issuable upon exercise of the warrants, to maintain a current prospectus relating to those shares of common stock until the earlier of the date the warrants expire or are redeemed and, the date on which all of the warrants have been exercised and to qualify the resale of such shares under state blue sky laws, to the extent an exemption is not available. Each warrant will entitle the holder to purchase one-half of one share of common stock at an exercise price of $5.75 per half share ($11.50 per whole share). Warrants may be exercised only for a whole number of shares of common stock. No fractional shares will be issued upon exercise of the warrants. The warrants will become exercisable on the later of (a) 30 days after the consummation of its initial Business Combination, or (b) 12 months from the closing of the Public Offering. The warrants will expire at 5:00 p.m., New York time, five years after the consummation of its initial Business Combination or earlier upon redemption or liquidation. On the exercise of any warrant, the warrant exercise price will be paid directly to us and not placed in the Trust Account. The warrants will be redeemable by the Company at a price of $0.01 per warrant upon 30 days prior written notice after the warrants become exercisable, only in the event that the last sale price of the common stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the date on which notice of redemption is given.

The Company paid an upfront underwriting discount of $1,250,000 (approximately 2.5% of the gross proceeds of the Public Offering) to the underwriters at the closing of the Public Offering. The amount was charged to the additional paid in capital account.

The Company sold to the underwriter (and/or its designees), for $100, as additional compensation, an option to purchase up to a total of 400,000 units exercisable at $10.00 per unit (or an aggregate exercise price of $4,000,000) upon the closing of the Public Offering. Since the option is not exercisable until the earliest on the closing the initial Business Combination, the option will effectively represent the right to purchase up to 400,000 shares of common stock and 400,000 warrants to purchase 200,000 shares at $11.50 per full share for an aggregate maximum amount of $6,300,000. The units issuable upon exercise of this option are identical to those issued in the Public Offering. (See Note 6).

5. RELATED PARTY TRANSACTIONS

Founder shares

In April 2015, the Sponsor purchased 1,504,688 shares of the Company’s common stock (the “Founder Shares”) for $25,000, or $0.01662 per share, which included an aggregate of 192,188 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the overallotment option was not exercised by the underwriter. In June 2015, our Sponsor transferred 164,063 Founder Shares to each of Tim Richerson, our Chief Executive Officer, and Peter Nathanial, our President, as well as 3,000 Founder Shares to each of Messrs. Jetta and Qu, our independent directors. These 334,126 Founder Shares were not subject to forfeiture in the event the underwriter’s overallotment option was not exercised in full. The Founder Shares are identical to the shares of common stock included in the Units sold in the Public Offering, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) our initial stockholders have agreed: (i) to waive their redemption rights with respect to their founder shares in connection with the consummation of a Business

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

5. RELATED PARTY TRANSACTIONS (cont.)

Combination and (ii) to waive their redemption rights with respect to their founder shares if we fail to complete our Business Combination within the required timeframe. However, our initial stockholders will be entitled to redemption rights with respect to any public shares they hold by way of public market purchase if we fail to consummate a Business Combination within such time period. If we submit our initial Business Combination to our public stockholders for a vote, our initial stockholders have agreed to vote their shares and any public shares held in favor of our initial Business Combination. The initial stockholders own founder shares equal to 20.0% of the Company’s issued and outstanding shares (not including the placement shares).

On September 8, 2015, the Sponsor forfeited 192,188 Founder Shares since the overallotment was not exercised, so that the initial stockholders owned 20.0% of the Company’s issued and outstanding shares of common stock (not including the placement shares).

Our initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until one year after our initial Business Combination (the “lock up”). Notwithstanding the foregoing, if the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial Business Combination, or if we consummate a transaction after our initial Business Combination which results in our stockholders having the right to exchange their shares for cash or property, the Founder Shares will be released from the lock-up.

The Sponsor purchased an aggregate of 3,000,000 units in the Public Offering. The Sponsor has agreed that it will not seek redemption of 1,000,000 shares included in such units. Subsequent to September 30, 2017, the Company agreed to permit the Sponsor to redeem an additional 350,000 of such non-redeemable shares, such that the Sponsor may redeem up to an aggregate of 2,350,000 shares on the same terms as the Public Shares.

In July 2015, the Sponsor purchased 250,000 placement units, each consisting of one share of common stock and one warrant to purchase one-half of one share of common stock at a price of $5.75 per half share, at a price of $10.00 per unit ($2,500,000 in the aggregate,) in a private placement that occurred simultaneously with the completion of the Public Offering. In addition, possible working capital loans by our Sponsor, management team, their affiliates and other third parties may be converted into warrants of the post-business combination entity at a price of $0.50 per warrant (a maximum of 1,000,000 warrants if up to $500,000 is loaned and that amount is converted into warrants). The placement warrants, and the loan warrants, if any, are (or will be) identical to the warrants sold in the Public Offering, except that, if held by our Sponsor or its permitted assigns, they (a) may be exercised for cash or on a cashless basis; (b) are not subject to being called for redemption and (c) they (including the common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the consummation of our initial Business Combination. The Sponsors have agreed that the warrants purchased will not be sold or transferred until 30 days following consummation of a Business Combination, subject to certain limited exceptions. If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the initial stockholders will expire worthless.

The private placement warrants and the common shares issuable upon exercise of the private placement warrants will not be transferable, assignable or salable until 30 days after the consummation of our initial Business Combination and the placement warrants will be non-redeemable so long as they are held by our Sponsor or its affiliates or designees. If the private placement warrants are held by someone other than the Sponsor, or its respective permitted transferees, the private placement warrants will be redeemable by us and exercisable by such holders on the same basis as the warrants included in the Units sold in the Public Offering.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

5. RELATED PARTY TRANSACTIONS (cont.)

Due to Affiliates

For the period from April 10, 2015 (inception) through December 31, 2016, the Company’s Sponsor advanced to us a total, net of repayments, of $140,500 which has been used for the payment of costs associated with the Public Offering. These advances are non-interest bearing, unsecured and due on demand. Total amounts due to the sponsor were $140,500 at September 30, 2017 and December 31, 2016, respectively.

For the period from April 10, 2015 (inception) through December 31, 2016, an officer of the Company advanced us approximately $53,000 for expenses related to the Public Offering. These advances were repaid as of December 31, 2016.

In order to finance transaction costs in connection with an intended initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate an initial Business Combination, we would repay such loaned amounts. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than the interest income earned thereon. Up to $1,000,000 of such loans may be convertible into warrants of the post Business Combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the placement warrants. The terms of such loans by our Sponsors, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

6. COMMITMENTS AND CONTINGENCIES

The underwriter was entitled to an underwriting discount of two and a half percent (2.5%), which was paid in cash.

The Company sold to the underwriter (and/or its designees), for $100, as additional compensation, an option to purchase up to a total of 400,000 units exercisable at $10.00 per unit (or an aggregate exercise price of $4,000,000) upon the closing of the Public Offering. Since the option is not exercisable until the earliest on the closing of our initial Business Combination, the option will effectively represent the right to purchase up to 400,000 shares of common stock and 400,000 warrants to purchase 200,000 shares at $11.50 per full share for an aggregate maximum amount of $6,300,000. The units issuable upon exercise of this option are identical to those offered in the Public Offering. This option may be exercised during the five-year period from the date of the Public Offering commencing on the later of the consummation of an initial Business Combination and the one-year anniversary of the date of the Public Offering. The Company accounts for the fair value of the unit purchase option, net of the receipt of the $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimates the fair value of this unit purchase option is approximately $2.02 per unit (for a total fair value of approximately $669,114) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 11.15%, (2) risk-free interest rate of 1.36% and (3) expected life of 5 years. Because the Company’s units do not have a trading history, the volatility assumption is based on information currently available to management. The volatility assumption was calculated using the average volatility of exchange-traded funds tracking various indices, which are representative of the sectors on which the company intends to focus for the initial business transaction, including: Fidelity Select Consumer Staples Portfolio, Rydex Consumer Products Fund, Icon Consumer Staples, Putnam Global Consumer Fund, and Vanguard Consumer Staples ETF. The Company believes that the volatility estimate is a reasonable benchmark to use in estimating the expected volatility of the units. Although an expected life of five years was used in the calculation, if the Company does not consummate a Business Combination within the prescribed time period and it liquidates, the option will become worthless. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying warrants and the market price of the Units and underlying shares of common stock) to exercise the unit purchase option without the payment of cash.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

7. TRUST ACCOUNT

A total of $50,000,000, which includes $47,500,000 of the net proceeds from the Public Offering and $2,500,000 from the sale of the Private Warrants, has been placed in the Trust Account. As of September 30, 2017 and December 31, 2016, the balance in the Trust Account was $40,434,721 and $50,109,326, respectively.

As of September 30, 2017, the Company’s Trust Account consisted of $40,329,255 in U.S. Treasury Bills, $65,385 in accrued interest and $40,081 in cash. As of December 31, 2016, the Company’s Trust Account consisted of $49,940,597 in U.S. Treasury Bills, $5,400 in accrued interest and $163,329 in cash. The Company classifies its U.S. Treasury and equivalent securities as held-to-maturity in accordance with FASB ASC 320 “Investments — Debt and Equity Securities”. Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying September 30, 2017 and December 31, 2016 balance sheets and adjusted for the amortization or accretion of premiums or discounts.

The carrying amount, excluding interest income, gross unrealized holding gains and fair value of held-to-maturity securities at September 30, 2017 and December 31, 2016 are as follows:

	Held-To-Maturity	Carrying Amount	Accrued Interest	Fair Value
September 30, 2017	U.S. Treasury Bills	$40,329,255	$65,386	$40,394,641

December 31, 2016	U.S. Treasury Bills	$49,940,597	$5,400	$49,945,997

As discussed in Note 2, the Trust Amendment extended the date on which to commence liquidating the Trust Account in the event the Company has not consummated a Business Combination from July 29, 2017 to January 29, 2018. In July, 2017, 963,112 of the Company’s outstanding shares of common stock were redeemed which left approximately $40.4 million in the Trust Account at September 30, 2017.

8. FAIR VALUE MEASUREMENTS

The Company complies with ASC 820, “Fair Value Measurement”, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

The following table’s present information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of September 30, 2017, and December 31, 2016, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

	Description	Total Value	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
September 30, 2017	Cash and U.S. Treasury Bills held in Trust Account	$40,434,721	$40,394,641	$—	$—

December 31, 2016	Cash and U.S. Treasury Bills held in Trust Account	$50,109,326	$49,945,997	$—	$—

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

8. FAIR VALUE MEASUREMENTS (cont.)

As discussed in Note 2, the Trust Amendment extended the date on which to commence liquidating the Trust Account in the event the Company has not consummated a Business Combination from July 29, 2017 to January 29, 2018. In connection with the Extension, 963,112 of the Company’s outstanding shares of common stock were redeemed in July 2017, which left approximately $40.4 million in the Trust Account.

9. STOCKHOLDERS’ EQUITY

Common stock

On October 30, 2015, the Company entered into a twelve-month consulting agreement (the “Agreement”) with FirsTrust China Ltd. (the “Consultant”), pursuant to which the Consultant agreed to provide advisory services relating to potential business combination transactions and the Company agreed to pay the Consultant a monthly fee of $20,000, payable quarterly in advance. In addition, the Company agreed to issue to the Consultant 20,000 restricted shares of the Company’s common stock upon the closing of the Company’s initial Business Combination. The Company estimated the fair value of the shares issuable to the Consultant to be $195,200 and has fully expensed the amount as of December 31, 2016. The Consultant was entitled to piggy-back registration rights relating to such shares similar to the piggy-back registration rights granted to the Company’s initial stockholders. During the year ended December 31, 2016, the Company recorded $150,134 in its consulting expenses.

On June 10, 2016, the Company and the Consultant entered into a termination agreement, pursuant to which the Company and Consultant mutually agreed to terminate the Agreement in exchange for a $60,000 termination fee. Further, the Consultant agreed that the Company shall have no further obligations to the Consultant, including but not limited to the Company’s obligation to issue shares to the Consultant upon the closing of the Company’s initial Business Combination. Accordingly, the Company wrote off the unamortized $65,066 prepaid consulting expenses.

The Company agreed to permit its Sponsor to redeem an additional 350,000 of the non-redeemable shares and resulted in a total of 4,350,000 shares of redeemable common stock (see Note 3). As described in Note 2, in connection with the Extension, there were redemptions of 963,112 of the Company’s shares of common stock. Accordingly, at September 30, 2017 and December 31, 2016, 3,036,888 and 4,000,000 Public Shares were classified outside of permanent equity at its redemption value, respectively. In addition to the 4,000,000 common stock with a redemption feature, the Company subsequently agreed to permit its Sponsor to redeem an additional 350,000 of the non-redeemable shares. As a result, the Company has a total of 3,386,888 shares of redeemable common stock as of the date of this report.

The Company is authorized to issue 15,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At September 30, 2017 and December 31, 2016, there were 5,599,388 and 6,562,500 shares of common stock issued and outstanding (including 3,036,888 and 4,000,000 shares of common stock subject to redemption, respectively), respectively.

Preferred stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. At September 30, 2017 and December 31, 2016, there were no shares of preferred stock issued and outstanding. The rights privileges, restrictions and conditions of the preferred shares have not been determined.

Options

In July 2016, the board of directors of the Company appointed two new directors. In August, the Sponsor granted an option to each of the two new directors to acquire 6,000 shares of common stock at a price of $9.79 per share exercisable commencing six months after closing of the initial Business Combination and expiring five years from the closing of the initial Business Combination. The Company estimates the fair value of the purchase options at $15,546 using a Black-Scholes option-pricing model and recorded $15,546 as compensation expenses accordingly for the year ended December 31, 2016.

JM GLOBAL HOLDING COMPANY
NOTES TO CONDENSED INTERIM FINANCIAL STATEMENTS (unaudited)
September 30, 2017

10. SUBSEQUENT EVENTS

In addition to the 4,000,000 common stock with a redemption feature, the Company subsequently agreed to permit its Sponsor to redeem an additional 350,000 of the non-redeemable shares and resulted in a total of 4,350,000 shares of redeemable common stock. As a result, the Company has a total of 3,386,888 shares of redeemable common stock as of the date of this report.

In October 2017, an affiliate of the Sunlong further advanced approximately $30,000 to the Company for working capital purposes. The advance is non-interest bearing, unsecured and due on demand.

In October 2017, Zhong Hui Holding Limited sold an aggregate of 170,000 founder shares to the Company’s CEO and President at the purchase price of $0.017 per share, pursuant to the Securities Assignment Agreement dated October 11, 2017.

On or about January 17, 2018, we mailed to our stockholders a definitive proxy statement relating to a special meeting of our stockholders to be held on January 29, 2018, at which we will ask our stockholders to approve an amendment to our Amended and Restated Certificate of Incorporation extending the date by which we must consummate our initial business combination and the date for cessation of our operations if we have not completed an initial business combination from January 29, 2018 to April 30, 2018, and a similar amendment to our trust agreement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
JM Global Holding Company

We have audited the accompanying balance sheets of JM Global Holding Company (the “Company”), as of December 31, 2016 and 2015, and the related statements of operations, changes in stockholders’ equity and cash flows for the year ended December 31, 2016 and for the period from April 10, 2015 (inception) to December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JM Global Holding Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year ended December 31, 2016 and for the period from April 10, 2015 (inception) to December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, if the Company does not complete a business combination by July 29, 2017, then the Company will cease all operations except for the purpose of winding down and liquidating. This mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ WithumSmith+Brown, PC

New York, New York
March 27, 2017

JM GLOBAL HOLDING COMPANY

Balance Sheets

	December 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash	$150,306	$623,044
Prepaid assets	15,580	188,367
Total current assets	165,886	811,411

Trust account	50,109,326	50,023,363

Total assets	$50,275,212	$50,834,774

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$19,922	$27,707
Accrued expenses	82,647	43,288
Due to affiliates	140,500	140,500
Total current liabilities	243,069	211,495

Common stock subject to possible redemption: 4,000,000 shares (at a redemption value of approximately $10 per share) at December 31, 2016 and 2015, respectively	40,000,000	40,000,000
Commitments and contingencies

STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding
Common stock, $0.0001 par value, 15,000,000 shares authorized; 2,562,500 shares issued and outstanding (excluding 4,000,000 shares subject to redemption) at December 31, 2016 and 2015, respectively	256	256
Additional paid-in capital	10,807,708	10,857,228
Accumulated deficit	(775,821)	(234,205)
Total stockholders’ equity	10,032,143	10,623,279
Total liabilities and stockholders’ equity	$50,275,212	$50,834,774

See accompanying notes to financial statements

JM GLOBAL HOLDING COMPANY

Statement of Operations

	For the Year Ended December 31, 2016	For the period from April 10, 2015 (date of inception) to December 31, 2015
Revenue	$—	$—

Operating expenses	627,579	257,568

Loss from operations	(627,579)	(257,568)

Interest income	85,963	23,363
Net loss attributable to common stock (excluding shares subject to possible redemption)	$(541,616)	$(234,205)

Basic and diluted net loss per share	$(0.21)	$(0.11)

Weighted average number of common stock outstanding
Basic and diluted (excluding shares subject to possible redemption)	2,562,500	2,091,409

See accompanying notes to financial statements

JM GLOBAL HOLDING COMPANY

Statement of Stockholders’ Equity

For the period from April 10, 2015 (inception) to December 31, 2016

	Common Stock		Additional		Total
	Number of Shares	Amount	Paid-in Capital	Accumulated Deficit	Stockholders’ Equity
Sale of common stock to initial stockholder on April 22, 2015 at $0.01662 per share	1,504,688	$150	$24,850	$—	$25,000

Sale of common stock on July 29, 2015 at $10.00 per share	5,250,000	525	52,499,475	—	52,500,000

Underwriters’ discount and offering expenses	—	—	(1,862,816)	—	(1,862,816)

Proceeds from sale of underwriter options	—	—	100	—	100

Common stock subject to possible redemption	(4,000,000)	(400)	(39,999,600)	—	(40,000,000)

Forfeiture of 192,188 shares of common stocks as a result of no over-allotment option exercised	(192,188)	(19)	19	—	—

Common stock issuable to Firstrust at $9.76 per share	—	—	195,200	—	195,200

Net loss	—	—	—	(234,205)	(234,205)

Balance, December 31, 2015	2,562,500	256	10,857,228	(234,205)	10,623,279

Cancellation of Common stock issuable to Firstrust		—	(65,066)	—	(65,066)

Stock-based compensation recorded for options issued to a director by the sponsor			15,546	—	15,546

Net loss	—	—	—	(541,616)	(541,616)

Balance, December 31, 2016	2,562,500	$256	$10,807,708	$(775,821)	$10,032,143

See accompanying notes to financial statements

JM GLOBAL HOLDING COMPANY

Statements of Cash Flows

	Year Ended December 31, 2016	For the period from April 10, 2015 (inception) to December 31, 2015
Cash flows from operating activities:
Net loss	$(541,616)	$(234,205)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issuable for consulting fees	97,600	32,533
Stock-based compensation for director fees	15,546	—
Changes in operating assets and liabilities
Increase in prepaid expenses	10,121	(25,700)
Increase in accounts payable	(7,785)	27,707
Increase in accrued expenses	39,359	43,288
Net cash used in operating activities	(386,775)	(156,377)

Cash flows from investing activities:
Proceeds deposited in Trust Account	—	(50,000,000)
Interest income reinvested in Trust Account	(85,963)	(23,363)
Net cash used in investing activities	(85,963)	(50,023,363)

Cash flows from financing activities:
Proceeds from issuance of common stock to initial stockholder	—	25,000
Proceeds from sale of units in Private Placement	—	2,500,000
Proceeds from sale of units in Public Offering, net of offering expenses paid	—	48,137,184
Proceeds from sale of underwriter options	—	100
Proceeds from due to affiliates, net	—	140,500
Net cash provided by financing activities	—	50,802,784

Net change in cash	(472,738)	623,044
Cash, beginning of period	623,044	—

Cash, end of period	$150,306	$623,044

SUPPLEMENTAL DISCLOSURES OF CASHFLOW INFORMATION
Non-cash investing and financing activities
Cancellation of common stock issued for future services included in unamortized prepaid expenses	$65,066	$—
Common stock issuable for consulting services	—	$195,200

See accompanying notes to financial statements

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Organization and General

JM Global Holding Company (the “Company,” “we” or “us”) is a blank check company incorporated in Delaware on April 10, 2015. The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets (“Business Combination”). The Company has neither engaged in any operations nor generated any operating revenue to date. The Company’s sponsor is Zhong Hui Holding Limited, a Seychelles limited company (the “Sponsor”). The Company has selected December 31 as its fiscal year end.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective by the United States Securities and Exchange Commission (“SEC”) on July 23, 2015. The Sponsor purchased, simultaneously with the closing of the Public Offering on July 29, 2015, 250,000 units at $10.00 per unit in a private placement for an aggregate price of $2,500,000. Each unit purchased is substantially identical to the units sold in the Public Offering, except that the Sponsor has agreed that it will not seek redemption of the stock contained within such units. In addition, the Sponsor purchased an aggregate of 3,000,000 units in the Public Offering. The Sponsor has agreed that it will not seek redemption of 1,000,000 shares of the 3,000,000 shares purchased in the Public Offering. In the event that the Company is unable to complete its initial Business Combination within 24 months from the closing of the Public Offering, the non-redeemable 1,000,000 Sponsor shares will be entitled to the liquidation rights described in the “Business Combination” section.

Upon the closing of the Public Offering and the private placement, $50,000,000 was placed in a trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee.

Going Concern

None of our Sponsor, stockholders, officers or directors, or third parties, are under any obligation to advance us funds, or to invest in us. Accordingly, we may not be able to obtain additional financing. If we are unable to raise additional capital, we may be required to take additional measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing operations, suspending the pursuit of our business plan, and reducing overhead expenses. We cannot provide any assurance that new financing will be available to us on commercially acceptable terms, if at all.

Additionally, the Company has until July 29, 2017 to complete its initial business combination. If the Company has not completed its initial business combination by that time, the Company will distribute the aggregate amount then on deposit in the Trust Account, pro rata, to our public shareholders by way of redemption and cease all operations except for purposes of the winding up of our affairs.

These conditions raise substantial doubt about our ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

Trust Account

An amount equal to 100% of the gross proceeds of the Public Offering received on July 29, 2015 is held in a Trust Account invested in U.S. government securities meeting the conditions of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 of the 1940 Act, as determined by the Company until the earlier of (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account.

Other than the withdrawal of interest to pay taxes or for working capital, if any, none of the funds held in trust may be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the outstanding public shares included in the units sold in the Public Offering if the Company is unable to complete the Business Combination within 24 months from the closing of the Public Offering.

Business Combination

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the private placement, although substantially all of the net proceeds of the Public Offering and the private placement are intended to be generally applied toward consummating a Business Combination. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company, after signing a definitive agreement for the acquisition of one or more target businesses or assets, may decide to not submit the transaction for stockholder approval, unless otherwise required by law. The Company will proceed with a Business Combination if it is approved by the board of directors. In the event that the Company is required to seek stockholder approval in connection with its initial Business Combination, the Company will proceed with a Business Combination only if a majority of the aggregate outstanding shares that are voted in favor of the Business Combination. In connection with such a vote, the Company will provide its stockholders with the opportunity to redeem their shares of common stock upon the consummation of its initial Business Combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less any interest released to the Company for working capital purposes or the payment of taxes, divided by the number of then outstanding shares of common stock that were sold as part of the Units in the Public Offering, which the Company refers to as its public shares, subject to the limitations described within the registration statement and any limitations (including but not limited to cash requirements) agreed to in connection with the negotiation of terms of a proposed Business Combination. These shares of common stock, excluding the 1,000,000 non-redeemable shares of the 3,000,000 shares purchased in the Public Offering by the Sponsor, are recorded at a redemption value and classified as temporary equity upon the completion of the Public Offering, in accordance with ASC Topic 480 “Distinguishing Liabilities from Equity”. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

The Company has until 24 months from the closing of the Public Offering (the “Combination Period”) to consummate its initial Business Combination. If the Company is unable to complete its initial Business Combination within 24 months from the closing of the Public Offering the Company will (i) cease all operations except for the purposes of winding up of its affairs; (ii) distribute the aggregate amount then on deposit in the Trust Account, including a portion of the interest earned thereon which was not previously used for working capital, but net of any taxes, pro rata to its public stockholders by way of redemption of its public shares (which redemption would completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any); and (iii) as promptly as possible following such redemption, dissolve and liquidate the balance of its net assets to its remaining stockholders, as part of its plan of dissolution and liquidation; in the event of such distribution, it is possible that the per-share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Public Offering.

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) permits emerging growth companies to delay complying with new or revised financial accounting standards that do not yet apply to private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act). The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company elected not to opt out of such extended

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of its financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying financial statements are presented in U.S. dollars in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the accounting and disclosure rules and regulations of the Securities and Exchange Commission (“SEC’).

Net loss per common share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. At December 31, 2016, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted loss per common share is the same as basic loss per common share for the periods presented.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal Depository Insurance Corporation coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income taxes

The Company complies with the accounting and reporting requirements of FASB ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. At December 31,

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

2016 and 2015, the Company has a deferred tax assets of approximately $328,000 and $84,000 related to the net operating loss carryforwards of approximately $890,000 and $260,000, respectively (which begin to expire in 2035) and start-up costs. Management has determined that a full valuation allowance of their deferred tax assets is appropriate at this time.

FASB ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits as of December 31, 2016 and 2015. No amounts were accrued for the payment of interest and penalties at December 31, 2016 and 2015. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2016 and 2015.

Cash and securities held in Trust Account

At December 31, 2016 and 2015, substantially all of the assets held in the Trust Account were held in U.S. Treasury Bills.

Deferred offering costs

Deferred offering costs consisted of legal, underwriter and accounting fees incurred that were directly related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering on July 29, 2015. Deferred offering costs amounting to $1,862,816 were charged to stockholders’ equity upon completion of the Offering.

Accrued expenses and due to affiliate

Accrued expenses represents amount the Company owes to its vendors, for which service has been provided but the Company has not paid for and state franchise tax. At December 31, 2016 there was approximately $83,000 accrued for state franchise tax in the Company’s accrued expenses. At December 31, 2015, there were approximately $4,000 of accrued travel expenses and $39,000 accrued state franchise tax in the Company’s accrued expenses. Due to affiliate represents entity costs and offering costs paid by an affiliate on behalf of the Company. These advances are non-interest bearing, unsecured and payable on demand.

Redeemable common stock

As discussed in Note 4, 4,000,000 of the 5,000,000 shares of common stock sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of common stock under the Company’s liquidation or tender offer/stockholder approval provisions. In accordance with ASC 480, redemption

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

Accordingly, at December 31, 2016 and 2015, 4,000,000 of the 5,000,000 Public Shares were classified outside of permanent equity at its redemption value.

Recently issued accounting standards

The Company complies with ASU 2014-15, “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 provides guidance on management’s responsibility in evaluating whether there is substantial doubt about a company’s ability to continue as a going concern and about related footnote disclosures. For each reporting period, management is required to evaluate whether there are conditions or events that raise substantial doubt about a company’s ability to continue as a going concern within one year from the date the financial statements are issued. The amendments in ASU 2014-15 are effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Early adoption is permitted. The Company has adopted the methodologies prescribed by ASU 2014-15, and the adoption of ASU 2014-15 will not have a material effect on its financial position or results of operations.

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

3. PUBLIC OFFERING

On July 29, 2015, the Company sold 5,000,000 units at a purchase price of $10.00 per unit (“Public Units”) in the Public Offering. Each Public Unit consists of one share of the Company’s common stock, $0.0001 par value, and one common stock purchase warrant. The Company did not register the shares of common stock issuable upon exercise of the warrants at the time of the Public Offering. However, the Company has agreed to use its best efforts to file and have an effective registration statement covering the shares of common stock issuable upon exercise of the warrants, to maintain a current prospectus relating to those shares of common stock until the earlier of the date the warrants expire or are redeemed and, the date on which all of the warrants have been exercised and to qualify the resale of such shares under state blue sky laws, to the extent an exemption is not available. Each warrant will entitle the holder to purchase one-half of one share of common stock at an exercise price of $5.75 per half share ($11.50 per whole share). Warrants may be exercised only for a whole number of shares of common stock. No fractional shares will be issued upon exercise of the warrants. The warrants will become exercisable on the later of (a) 30 days after the consummation of its initial Business Combination, or (b) 12 months from the closing of the Public Offering. The warrants will expire at 5:00 p.m., New York time, five years after the consummation of its initial Business Combination or earlier upon redemption or liquidation. On the exercise of any warrant, the warrant exercise price will be paid directly to us and not placed in the Trust Account. The warrants will be redeemable by the Company at a price of $0.01 per warrant upon 30 days prior written notice after the warrants become exercisable, only in the event that the last sale price of the common stock equals or exceeds $24.00 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the date on which notice of redemption is given.

The Company paid an upfront underwriting discount of $1,250,000 (approximately 2.5% of the gross proceeds of the Public Offering) to the underwriters at the closing of the Public Offering. The amount was charged to the additional paid in capital account.

The Company sold to the underwriter (and/or its designees), for $100, as additional compensation, an option to purchase up to a total of 400,000 units exercisable at $10.00 per unit (or an aggregate exercise price of $4,000,000) upon the closing of the Public Offering. Since the option is not exercisable until the earliest on the closing the initial

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

3. PUBLIC OFFERING (cont.)

Business Combination, the option will effectively represent the right to purchase up to 400,000 shares of common stock and 400,000 warrants to purchase 200,000 shares at $11.50 per full share for an aggregate maximum amount of $6,300,000. The units issuable upon exercise of this option are identical to those issued in the Public Offering. (See Note 5).

4. RELATED PARTY TRANSACTIONS

Founder shares

In April 2015, the Sponsor purchased 1,504,688 shares of the Company’s common stock (the “Founder Shares”) for $25,000, or $0.01662 per share, which included an aggregate of 192,188 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the overallotment option was not exercised by the underwriter. In June 2015, our Sponsor transferred 164,063 Founder Shares to each of Tim Richerson, our Chief Executive Officer, and Peter Nathanial, our President, as well as 3,000 Founder Shares to each of Messrs. Jetta and Qu, our independent directors. These 334,126 Founder Shares were not subject to forfeiture in the event the underwriter’s overallotment option was not exercised in full. The Founder Shares are identical to the shares of common stock included in the Units sold in the Public Offering, except that (1) the founder shares are subject to certain transfer restrictions, as described in more detail below, and (2) our initial stockholders have agreed: (i) to waive their redemption rights with respect to their founder shares in connection with the consummation of a Business Combination and (ii) to waive their redemption rights with respect to their founder shares if we fail to complete our Business Combination within 24 months from the closing of the Public Offering. However, our initial stockholders will be entitled to redemption rights with respect to any public shares they hold by way of public market purchase if we fail to consummate a Business Combination within such time period. If we submit our initial Business Combination to our public stockholders for a vote, our initial stockholders have agreed to vote their shares and any public shares held in favor of our initial Business Combination. The initial stockholders own founder shares equal to 20.0% of the Company’s issued and outstanding shares (not including the placement shares).

On September 8, 2015, the Sponsor forfeited 192,188 Founder Shares since the overallotment was not exercised, so that the initial stockholders owned 20.0% of the Company’s issued and outstanding shares of common stock (not including the placement shares).

Our initial stockholders have agreed not to transfer, assign or sell any of their Founder Shares until one year after our initial Business Combination (the “lock up”). Notwithstanding the foregoing, if the last sale price of our common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial Business Combination, or if we consummate a transaction after our initial Business Combination which results in our stockholders having the right to exchange their shares for cash or property, the Founder Shares will be released from the lock-up.

The Sponsor purchased an aggregate of 3,000,000 units in the Public Offering. The Sponsor has agreed that it will not seek redemption of 1,000,000 shares included in such units.

Private placement

In July 2015, the Sponsor purchased 250,000 placement units, each consisting of one share of common stock and one warrant to purchase one-half of one share of common stock at a price of $5.75 per half share, at a price of $10.00 per unit ($2,500,000 in the aggregate,) in a private placement that occurred simultaneously with the completion of the Public Offering. In addition, possible working capital loans by our Sponsor, management team, their affiliates and other third parties may be converted into warrants of the post-business combination entity at a price of $0.50 per warrant (a maximum of 1,000,000 warrants if up to $500,000 is loaned and that amount is converted into warrants). The placement warrants, and the loan warrants, if any, are (or will be) identical to the

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

4. RELATED PARTY TRANSACTIONS (cont.)

warrants sold in the Public Offering, except that, if held by our Sponsor or its permitted assigns, they (a) may be exercised for cash or on a cashless basis; (b) are not subject to being called for redemption and (c) they (including the common stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the consummation of our initial Business Combination. The Sponsors have agreed that the warrants purchased will not be sold or transferred until 30 days following consummation of a Business Combination, subject to certain limited exceptions. If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the warrants issued to the initial stockholders will expire worthless.

The private placement warrants and the common shares issuable upon exercise of the private placement warrants will not be transferable, assignable or salable until 30 days after the consummation of our initial Business Combination and the placement warrants will be non-redeemable so long as they are held by our Sponsor or its affiliates or designees. If the private placement warrants are held by someone other than the Sponsor, or its respective permitted transferees, the private placement warrants will be redeemable by us and exercisable by such holders on the same basis as the warrants included in the Units sold in the Public Offering.

Due to Affiliates

For the period from April 10, 2015 (inception) through December 31, 2016, the Company’s Sponsor advanced to us a total, net of repayments, of $140,500 which has been used for the payment of costs associated with the Public Offering. These advances are non-interest bearing, unsecured and due on demand. Total amounts due to the sponsor were $140,500 at December 31, 2016 and 2015, respectively.

For the period from April 10, 2015 (inception) through December 31, 2016, an officer of the Company advanced us approximately $53,000 for expenses related to the Public Offering. These advances were repaid as of December 31, 2016.

In order to finance transaction costs in connection with an intended initial Business Combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate an initial Business Combination, we would repay such loaned amounts. In the event that the initial Business Combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than the interest income earned thereon. Up to $1,000,000 of such loans may be convertible into warrants of the post Business Combination entity at a price of $0.50 per warrant at the option of the lender. The warrants would be identical to the placement warrants. The terms of such loans by our Sponsors, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

5. COMMITMENTS AND CONTINGENCIES

The underwriter was entitled to an underwriting discount of two and a half percent (2.5%), which was paid in cash.

The Company sold to the underwriter (and/or its designees), for $100, as additional compensation, an option to purchase up to a total of 400,000 units exercisable at $10.00 per unit (or an aggregate exercise price of $4,000,000) upon the closing of the Public Offering. Since the option is not exercisable until the earliest on the closing of our initial Business Combination, the option will effectively represent the right to purchase up to 400,000 shares of common stock and 400,000 warrants to purchase 200,000 shares at $11.50 per full share for an aggregate maximum amount of $6,300,000. The units issuable upon exercise of this option are identical to those offered in the Public Offering. This option may be exercised during the five-year period from the date of the Public Offering commencing on the later of the consummation of an initial Business Combination and the one-year anniversary of the date of the Public Offering. The Company accounts for the fair value of the unit purchase option, net of the

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

5. COMMITMENTS AND CONTINGENCIES (cont.)

receipt of the $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimates the fair value of this unit purchase option is approximately $2.02 per unit (for a total fair value of approximately $669,114) using a Black-Scholes option-pricing model. The fair value of the unit purchase option granted to the underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 11.15%, (2) risk-free interest rate of 1.36% and (3) expected life of 5 years. Because the Company’s units do not have a trading history, the volatility assumption is based on information currently available to management. The volatility assumption was calculated using the average volatility of exchange-traded funds tracking various indices, which are representative of the sectors on which the company intends to focus for the initial business transaction, including: Fidelity Select Consumer Staples Portfolio, Rydex Consumer Products Fund, Icon Consumer Staples, Putnam Global Consumer Fund, and Vanguard Consumer Staples ETF. The Company believes that the volatility estimate is a reasonable benchmark to use in estimating the expected volatility of the units. Although an expected life of five years was used in the calculation, if the Company does not consummate a Business Combination within the prescribed time period and it liquidates, the option will become worthless. The unit purchase option may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the unit purchase option (the difference between the exercise prices of the unit purchase option and the underlying warrants and the market price of the Units and underlying shares of common stock) to exercise the unit purchase option without the payment of cash.

6. TRUST ACCOUNT

A total of $50,000,000, which includes $47,500,000 of the net proceeds from the Public Offering and $2,500,000 from the sale of the Private Warrants, has been placed in the Trust Account. As of December 31, 2016 and 2015, the balance in the Trust Account was $50,109,326 and $50,023,363, respectively.

As of December 31, 2016, the Company’s Trust Account consisted of $49,940,597 in U.S. Treasury Bills, $5,400 in accrued interest and $163,329 in cash. As of December 31, 2015, the Company’s Trust Account consisted of $49,994,122 in U.S. Treasury Bills, $21,485 in accrued interest and $7,756 in cash. The Company classifies its U. S. Treasury and equivalent securities as held-to-maturity in accordance with FASB ASC 320 “Investments — Debt and Equity Securities”. Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying December 31, 2016 and 2015 balance sheets and adjusted for the amortization or accretion of premiums or discounts.

The carrying amount, excluding interest income, gross unrealized holding gains and fair value of held-to-maturity securities at December 31, 2016 and 2015 are as follows:

	Held-To-Maturity	Carrying Amount	Gross Unrealized Holding Gains	Fair Value
December 31, 2016	U.S. Treasury Securities	$49,940,597	$5,400	$49,945,997

December 31, 2015	U.S. Treasury Securities	$49,994,122	$21,485	$50,015,607

7. FAIR VALUE MEASUREMENTS

The Company complies with ASC 820, “Fair Value Measurement”, for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

7. FAIR VALUE MEASUREMENTS (cont.)

The following tables present information about the Company’s assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2016 and 2015, and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. In general, fair values determined by Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities. Fair values determined by Level 2 inputs utilize data points that are observable such as quoted prices, interest rates and yield curves. Fair values determined by Level 3 inputs are unobservable data points for the asset or liability, and includes situations where there is little, if any, market activity for the asset or liability:

	Description	Total Value	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Other Unobservable Inputs (Level 3)
Assets:
December 31, 2016	Cash and securities held in Trust Account	$50,109,326	$50,109,326	$—	$—

December 31, 2015	Cash and securities held in Trust Account	$50,023,363	$50,023,363	$—	$—

8. STOCKHOLDERS’ EQUITY

Common stock

On October 30, 2015, the Company entered into a twelve-month consulting agreement (the “Agreement”) with FirsTrust China Ltd. (the “Consultant”), pursuant to which the Consultant agreed to provide advisory services relating to potential business combination transactions and the Company agreed to pay the Consultant a monthly fee of $20,000, payable quarterly in advance. In addition, the Company agreed to issue to the Consultant 20,000 restricted shares of the Company’s common stock upon the closing of the Company’s initial Business Combination. The Company estimated the fair value of the shares issuable to the Consultant to be $195,200 and has expensed on a pro-rata basis over the term of the contract. The Consultant is entitled to piggy-back registration rights relating to such shares similar to the piggy-back registration rights granted to the Company’s initial stockholders. During the year ended December 31, 2016, the Company recorded $150,134 in its consulting expenses.

On June 10, 2016, the Company and the Consultant entered into a termination agreement, pursuant to which the Company and Consultant mutually agreed to terminate the Agreement in exchange for a $60,000 termination fee. Further, the Consultant agreed that the Company shall have no further obligations to the Consultant, including but not limited to the Company’s obligation to issue shares to the Consultant upon the closing of the Company’s initial business combination. Accordingly, the Company wrote off the unamortized $65,066 prepaid consulting expenses.

The Company is authorized to issue 15,000,000 shares of common stock with a par value of $0.0001 per share. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At December 31, 2016, there were 6,562,500 shares of common stock issued and outstanding (including 4,000,000 shares of common stock subject to redemption).

Preferred stock

The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share. At December 31, 2016, there were no shares of preferred stock issued and outstanding. The rights privileges, restrictions and conditions of the preferred shares have not been determined.

JM GLOBAL HOLDING COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

8. STOCKHOLDERS’ EQUITY (cont.)

Options

In July 2016, the board of directors of the Company appointed two new directors. In August, the Sponsor has granted an option to each of the two new directors to acquire 6,000 shares of common stock at a price of $9.79 per share exercisable commencing six months after closing of the initial Business Combination and expiring five years from the closing of the initial Business Combination. The Company estimates the fair value of the purchase options at $15,546 using a Black-Scholes option-pricing model and recorded $15,546 as compensation expenses accordingly for the year ended December 31, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

China Sunlong Environmental Technology Inc.

We have audited the accompanying consolidated balance sheets of China Sunlong Environmental Technology Inc. and Subsidiaries (collectively, the “Company”) as of December 31, 2016 and 2015, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2016.  The Company’s management is responsible for these consolidated financial statements. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of China Sunlong Environmental Technology Inc. and Subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the years in the two-year period ended December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ Friedman LLP

New York, New York

July 20, 2017, except for Note 2 which is dated January 10, 2018

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash	$414,831	$501,352	$646,778
Notes receivable	—	—	154,100
Accounts receivable, net	18,098,699	86,396	52,224
Other receivables	4,103	374	4,008
Inventories, net	3,876,665	76,698	2,271,142
Prepayments	25,047,318	25,614,202	9,533,989
Total current assets	47,441,616	26,279,022	12,662,241

PLANT AND EQUIPMENT, NET	2,192,520	359,390	110,084

OTHER ASSETS
Goodwill	3,830,813	—	—
Intangible assets, net	1,242,155	1,378,830	1,744,955
Other assets	1,154,433	9,780	2,761
Deferred tax assets	444,326	—	4,203
Total other assets	6,671,727	1,388,610	1,751,919

Total assets	$56,305,863	$28,027,022	$14,524,244

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Short term loans – bank	$2,254,425	$2,159,895	$1,541,000
Third party loan	145,228	—	—
Accounts payable	249,178	126,766	118,718
Other payables and accrued liabilities	194,623	31,360	267,070
Other payables – related parties	988,476	260,004	275,311
Customer deposits	969,903	533,494	2,109,072
Taxes payable	16,231,526	8,806,050	2,573,130
Total current liabilities	21,033,359	11,917,569	6,884,301

OTHER LIABILITIES
Accounts payable – noncurrent	15,781	83,156	—
Deferred rent liabilities	50,884	4,875	—
Total other liabilities	66,665	88,031	—

Total liabilities	21,100,024	12,005,600	6,884,301

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Ordinary shares, $0.0005 par value, 100,000,000 shares authorized, 105,935, 100,000 and 100,000 shares issued and outstanding as of September 30, 2017, December 31, 2016 and 2015, respectively	53	50	50
Shares subscription receivable	(50)	(50)	(50)
Additional paid-in capital	10,593,288	5,093,291	5,093,291
Statutory reserves	2,247,684	1,171,146	242,142
Retained earnings	22,114,221	10,570,860	2,210,523
Accumulated other comprehensive (loss) income	250,643	(813,875)	93,987
Total shareholders’ equity	35,205,839	16,021,422	7,639,943

Total liabilities and shareholders’ equity	$56,305,863	$28,027,022	$14,524,244

The accompanying notes are an integral part of these consolidated financial statements.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Nine Months Ended September 30,		For the Years Ended December 31,
	2017	2016	2016	2015
	(Unaudited)	(Unaudited)
REVENUES
Equipment and systems	$18,365,058	$20,077,025	$25,468,391	$22,821,219
Trading and others	19,980,554	398,172	837,332	—
Equipment and systems – related party	—	—	—	1,063,803
TOTAL REVENUES	38,345,612	20,475,197	26,305,723	23,885,022

COST OF REVENUES
Equipment and systems	5,937,155	11,790,340	13,740,846	13,620,401
Trading and others	13,148,665	125,986	407,990	—
Equipment and systems – related party	—	—	—	667,859
TOTAL COST OF REVENUES	19,085,820	11,916,326	14,148,836	14,288,260

GROSS PROFIT	19,259,792	8,558,871	12,156,887	9,596,762

OPERATING EXPENSES:
Selling, general and administrative	1,114,947	626,414	867,872	978,554
Provision for doubtful accounts .	2,897,250	—	—	—

TOTAL OPERATING EXPENSES	4,012,197	626,414	867,872	978,554

INCOME FROM OPERATIONS	15,247,595	7,932,457	11,289,015	8,618,208

OTHER INCOME (EXPENSE)
Interest income	580	586	752	774
Interest expense	(127,551)	(100,018)	(143,632)	(168,966)
Gain from disposal of long-lived assets	—	—	—	13,503
Other expense, net	(30,611)	(15,783)	(6,859)	(9,072)
Total other expense, net	(157,582)	(115,215)	(149,739)	(163,761)

INCOME BEFORE INCOME TAXES	15,090,013	7,817,242	11,139,276	8,454,447

PROVISION FOR INCOME TAXES	2,470,114	1,254,821	1,849,935	1,401,113

NET INCOME	12,619,899	6,562,421	9,289,341	7,053,334

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	1,064,518	(291,150)	(907,862)	(334,076)

COMPREHENSIVE INCOME	$13,684,417	$6,271,271	$8,381,479	$6,719,258

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
Basic and diluted	104,000	100,000	100,000	100,000

EARNINGS PER SHARE
Basic and diluted	$121.35	$65.62	$92.89	$70.53

The accompanying notes are an integral part of these consolidated financial statements.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

			Shares	Additional		Retained earnings (accumulated deficit)	Accumulated other
	Ordinary Shares		Subscription	paid-in	Statutory		comprehensive
	Shares	Par Value	Receivable	capital	reserves	Unrestricted	income (loss )	Total
BALANCE, December 31, 2014	100,000	$50	$(50)	$5,093,291	$—	$(4,600,669)	$428,063	$920,685
Net income	—	—	—	—	—	7,053,334	—	7,053,334
Statutory reserve	—	—	—	—	242,142	(242,142)	—	—
Foreign currency translation	—	—	—	—	—	—	(334,076)	(334,076)
BALANCE, December 31, 2015	100,000	50	(50)	5,093,291	242,142	2,210,523	93,987	7,639,943
Net income	—	—	—	—	—	9,289,341	—	9,289,341
Statutory reserve	—	—	—	—	929,004	(929,004)	—	—
Foreign currency translation	—	—	—	—	—	—	(907,862)	(907,862)
BALANCE, December 31, 2016	100,000	50	(50)	5,093,291	1,171,146	10,570,860	(813,875)	16,021,422
Acquisition of TJComex International Group Corp.	5,935	3		5,499,997	—	—	—	5,500,000
Net income	—	—	—	—	—	12,619,899	—	12,619,899
Statutory reserve	—	—	—	—	1,076,538	(1,076,538)	—	—
Foreign currency translation	—	—	—	—	—	—	1,064,518	1,064,518
BALANCE, September 30, 2017 (Unaudited)	105,935	$53	$(50)	$10,593,288	$2,247,684	$22,114,221	$250,643	$35,205,839

The accompanying notes are an integral part of these consolidated financial statements.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended September 30,		For the Years Ended December 31,
	2017	2016	2016	2015
	(Unaudited)	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$12,619,899	$6,562,421	$9,289,341	$7,053,334
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation and amortization	115,695	18,684	29,592	22,036
Amortization of intangible assets	192,702	199,254	263,216	280,708
Bad debt expense	2,897,250	—	—	27,302
(Recovery of) Provision for inventory reserve	—	13,154	(59,457)	63,408
Amortization of deferred revenue	—	—	—	(2,842)
Gain from disposal of long-lived assets	—	—	—	(13,503)
Loss from disposal of equity investment	—	—	—	15,065
Deferred tax provision	(434,588)	4,146	4,107	29,036
Change in operating assets and liabilities
Notes receivable	—	151,999	150,594	(160,600)
Accounts receivable	(19,824,722)	(3,179,928)	(72,436)	1,583,693
Other receivables	(3,484)	(4,042)	(4,005)	5,117,691
Inventories	(3,673,256)	848,501	2,198,713	(2,267,966)
Prepayments	1,678,264	(10,488,411)	(17,471,345)	(8,061,980)
Accounts payable	15,442	(73,346)	(78,312)	(1,482,287)
Other payables and accrued liabilities	100,286	(222,687)	(223,097)	(2,846,978)
Customer deposits	404,007	999,639	(1,503,137)	2,175,870
Taxes payable	6,021,967	4,210,801	6,695,153	2,548,969
Net cash (used in) provided by operating activities	109,462	(959,815)	(781,073)	4,080,956

CASH FLOWS FROM INVESTING ACTIVITIES:
Other receivables – related party	—	—	—	(4,415,883)
Cash received from acquisition of TJComex International Group Corp.	23,452	—	—	—
Proceeds from sale of long-lived assets	—	—	—	16,060
Purchases of plant and equipment	(1,873)	(395)	(116,036)	(28,329)
Net cash (used in) provided by investing activities	21,579	(395)	(116,036)	(4,428,152)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on offering related costs	(450,524)	—	—	—
Proceeds from short-term loans – bank	3,675,025	2,279,985	2,258,910	1,606,000
Repayments of short-term loans – bank	(3,675,025)	(1,519,990)	(1,505,940)	(2,409,000)
Proceeds from third party loan	145,645	—	—	—
Proceeds from (repayments to) other payable – related parties	62,732	(7,258)	35,991	1,794,995
Net cash (used in) provided by financing activities	(242,147)	752,737	788,961	991,995

EFFECT OF EXCHANGE RATE ON CASH	24,585	(14,166)	(37,278)	(28,152)

(DECREASE) INCREASE IN CASH	(86,521)	(221,639)	(145,426)	616,647

CASH, beginning of period	501,352	646,778	646,778	30,131

CASH, end of period	$414,831	425,139	$501,352	$646,778

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for income tax	$—	$—	$—	$—
Cash paid for interest	$121,482	$100,018	$143,632	$168,966

NON-CASH TRANSACTIONS OF INVESTING AND FINANCING ACTIVITIES
Other receivables – related parties and other payables – related parties offset upon execution of three-parties agreement	$—	$—	$—	$4,464,063
Accounts receivable and other payables – related parties offset upon execution of three-parties agreement	$—	$—	$33,116	$—
Unpaid leasehold improvement costs	$—	$—	$181,842	$—
Disposal of equity investment	$—	$—	$—	$64,240
Issuance of ordinary shares for the acquisition of TJComex International Group Corp.	$5,500,000	$—	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Nature of business and organization

China Sunlong Environmental Technology Inc. (“China Sunlong”) is a holding company incorporated on August 31, 2015, under the laws of Cayman Islands. China Sunlong has no substantive operations other than holding all of the outstanding share capital of Shengrong Environmental Protection Holding Company Limited (“Shengrong BVI”). Shengrong BVI is a holding company incorporated on June 30, 2015, under the laws of the British Virgin Islands. Shengrong BVI has no substantive operations other than holding all of the outstanding share capital of Hong Kong Shengrong Environmental Technology Limited (“Shengrong HK”). Shengrong HK is also a holding company holding all of the outstanding equity of Shengrong Environmental Protection Technology (Wuhan) Co., Ltd. (“Shengrong WFOE”).

China Sunlong and its subsidiaries (collectively, the “Company”) are a high tech enterprise which focused on the industrial solid waste recycling and comprehensive utilization. The Company’s main technology productions are high efficiency permanent magnetic separator and comprehensive utilization system for industrial solid wastes.  The Company’s headquarter is located in Hubei Province, in the People’s Republic of China (the “PRC” or “China”). All of the Company’s business activities are carried out by the wholly owned operating Chinese company, Hubei Shengrong Environmental Protection Energy-Saving Science and Technology Ltd. (“Hubei Shengrong”).

On March 15, 2016, the Company completed its reorganization of entities under the common control of Ms. Jiazhen Li and Mr. Xiaonian Zhang, who collectively owned 100% of Hubei Shengrong prior to the reorganization and indirectly through China Sunlong after the reorganization. Shengrong BVI, Shengrong HK, and Shengrong WFOE were established as holding companies of Hubei Shengrong, and all of these entities are under common control, for which the consolidation of Hubei Shengrong has been accounted for as a reorganization of entities under common control at carrying value and prepared on the basis as if the reorganization became effective as of the beginning of the first period presented in the accompanying consolidated financial statements of China Sunlong.

On March 31, 2017, the Company completed its acquisition of 100% of the equity in TJComex International Group Corporation (“TJComex BVI”). At the closing of the share exchange on March 31, 2017, the selling shareholders of TJComex BVI received 5,935 shares (”Payment Shares”) of China Sunlong Common Stock valued at $926.71 per share for 100% of their equity in TJComex BVI. Whereas, TJComex BVI owns 100% of the issued and outstanding capital stock of TJComex Hong Kong Company Limited (“TJComex HK”), a Hong Kong limited liability company, Tianjin Corro Technological Consulting Co., Ltd. (“TJComex WFOE”), a wholly foreign owned enterprise incorporated under the laws of the PRC and Tianjin Commodity Exchange Co., Ltd. (“TJComex Tianjin”), a limited liability company incorporated under the law of the PRC.

TJComex Tianjin is engaged in general merchandise trading business and related consulting services, and its headquarter is located in the city of Tianjin, in the PRC.

The accompanying consolidated financial statements reflect the activities of China Sunlong and each of the following entities:

Name	Background	Ownership
Shengrong BVI	• A British Virgin Island company • Incorporated on June 30, 2015	100% owned by China Sunlong
Shengrong HK	• A Hong Kong company • Incorporated on September 25, 2015	100% owned by Shengrong BVI
Shengrong WFOE	• A PRC limited liability company and deemed a wholly foreign owned enterprise (“WFOE”) • Incorporated on March 1, 2016 • Registered capital of USD 12,946 (HKD100,000), fully funded	100% owned by Shengrong HK
Hubei Shengrong

•       A PRC limited liability company

•       Incorporated on January 14, 2009

•       Registered capital of USD 4,417,800 (RMB 30,000,000), fully funded

•       Production and sales of high efficiency permanent magnetic separator and comprehensive utilization system.

100% owned by Shengrong WFOE

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Nature of business and organization (cont.)

Name	Background	Ownership
Fujian Shengrong

•    A PRC limited liability company

•    Incorporated on October 10, 2017

•    Registered capital of USD 1,518,120 (RMB 10,000,000), to be fully funded by October 10, 2019

•    Production and sales of high efficiency permanent magnetic separator and comprehensive utilization system.

100% owned by Hubei Shengrong
TJComex BVI	• A British Virgin Island company • Incorporated on March 8, 2016	100% owned by China Sunlong
TJComex HK	• A Hong Kong company • Incorporated on March 19, 2014	100% owned by TJComex BVI
TJComex WFOE	• A PRC limited liability company and deemed a wholly foreign owned enterprise (“WFOE”) • Incorporated on March 10, 2004 • Registered capital of USD 200,000	100% owned by TJComex HK
TJComex Tianjin	• A PRC limited liability company • Incorporated on November 19, 2007 • Registered capital of USD 7,809,165 (RMB 55,000,000) • General merchandise trading business and related consulting services	100% owned by TJComex WFOE

Recent development

On August 28, 2017, the Company entered into a share exchange agreement with JM Global Holding Company (“JM Global”), a special purpose acquisition company.   Under the terms of the share exchange agreement, JM Global will acquire all of the outstanding equity interests of the Company from the Company’s shareholders in exchange for newly issued shares of common stock of the Company valued at $10.00 per share, with the number of shares based on the $92.0 million valuation of the Company, subject to decrease for any of the Company’s debt net of cash and unpaid transaction expenses, as well as subject to adjustment based on the Company’s net working capital at the closing. 10% of the JM Global shares payable to the Company’s shareholders in the transaction will be held in escrow for 18 months after the closing as a security for the Company’s and such shareholders’ indemnification obligations under the share exchange agreement.  The transaction is subject to the satisfaction of customary closing conditions, including the approval of JM Global’s shareholders.  The transaction is expected to close in the fourth quarter of 2017, promptly following the JM Global’s special shareholders’ meeting to approve the transaction.

This transaction will be accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the shareholders of the Company will own the majority of the outstanding shares of JM Global immediately following the completion of the transaction and JM Global’s operations will be the operations of the Company following the transaction.  Accordingly, the Company will be deemed to be the accounting acquirer in the transaction and the transaction will be treated as a recapitalization of the Company.

Note 2 — Summary of significant accounting policies

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for information pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”).

In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present a fair presentation of the Company’s financial position as of September 30, 2017, its results of operations and its cash flows for the nine months ended September 30, 2017 and 2016, as applicable, have been made. The unaudited interim results of operations are not necessarily indicative of the operating results for the full fiscal year or any future periods.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of significant accounting policies (cont.)

Principles of consolidation

The consolidated financial statements of the Company include the accounts of China Sunlong and its wholly owned subsidiaries. All intercompany transactions and balances are eliminated upon consolidation.

Use of estimates and assumptions

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the periods presented. Significant accounting estimates reflected in the Company’s consolidated financial statements include the useful lives of intangible assets, and plant and equipment, impairment of long-lived assets, collectability of receivables, inventory valuation allowance, and realization of deferred tax assets. Actual results could differ from these estimates.

Foreign currency translation and transaction

The reporting currency of the Company is the U.S. dollar. The Company in China conducts its businesses in the local currency, Renminbi (RMB), as its functional currency. Assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. The statement of income accounts are translated at the average translation rates and the equity accounts are translated at historical rates. Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss). Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Translation adjustments included in accumulated other comprehensive income (loss) amounted to $305,827, $(813,875) and $93,987 as of September 30, 2017, December 31, 2016 and 2015, respectively. The balance sheet amounts, with the exception of shareholders’ equity at September 30, 2017, December 31, 2016 and 2015 were translated at 6.65 RMB, 6.94 RMB and 6.49 RMB to $1.00, respectively. The shareholders’ equity accounts were stated at their historical rate.  The average translation rates applied to statement of income accounts for the nine months ended September 30, 2017 and 2016 were 6.80 RMB and 6.58 RMB, respectively. The average translation rates applied to statement of income accounts for the years ended December 31, 2016 and 2015 were 6.64 RMB and 6.23 RMB, respectively.  Cash flows are also translated at average translation rates for the periods, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the consolidated balance sheet.

The PRC government imposes significant exchange restrictions on fund transfers out of the PRC that are not related to business operations. These restrictions have not had a material impact on the Company because it has not engaged in any significant transactions that are subject to the restrictions.

Notes receivable

Notes receivable represented trade accounts receivable due from various customers where the customers’ banks guaranteed the payment. The notes were non-interest bearing and usually paid within three to six months.

Accounts receivable

Accounts receivable include trade accounts due from customers. An allowance for doubtful accounts may be established and recorded based on management’s assessment of potential losses based on the credit history and relationships with the customers. Management reviews its receivables on a regular basis to determine if the bad debt allowance is adequate, and adjusts the allowance when necessary. Delinquent account balances are written-off against allowance for doubtful accounts after management has determined that the likelihood of collection is not probable.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of significant accounting policies (cont.)

After the Company evaluated all the above considerations, the Company established a policy to provide a provision of 25% for accounts receivable outstanding more than 3 months but less than 6 months, 50% for accounts receivable outstanding more than 6 months but less than 9 months, 75% for accounts receivable outstanding more than 9 months but less than 1 year, and 100% for accounts receivable outstanding more than 1 year. As of September 30, 2017, December 31, 2016 and 2015, $2,962,172, $0 and $0 was made for the allowance for doubtful accounts, respectively.

Inventories

Inventories are comprised of raw materials and work in progress and are stated at the lower of cost or net realizable value using the first-in-first-out method. Management reviews inventories for obsolescence and cost in excess of net realizable value at least annually and records a reserve against the inventory when the carrying value exceeds net realizable value.

Prepayments

Prepayments are monies deposited or advanced to outside vendors for future inventory or services purchases. As a standard practice in China, many of the Company’s vendors require a certain amount to be deposited with them as a guarantee that the Company will complete its purchases on a timely basis. This amount is refundable and bears no interest. The Company has legally binding contracts with its vendors, which require any outstanding prepayments to be returned to the Company when the contract ends.

At the end of 2016, Hubei Shengrong signed a long-term cooperation agreement with a vendor as part of the plan to ensure a steady supply of inventory in 2017. In accordance with the cooperation agreement, Hubei Shengrong committed to purchase the majority of its raw materials from this vendor in 2017 and prepaid the vendor for the estimated total purchase amount in order to secure the supply source in advance.

Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed using the straight-line method after consideration of the estimated useful lives of the assets and estimated residual value. The estimated useful lives and residual value are as follows:

	Useful Life	Estimated Residual Value
Building	Shorter of the remaining building certificate terms or estimated useful lives	5%
Office equipment and furnishing	5 years	5%
Production equipment	3-10 years	5%
Automobile	5 years	5%
Leasehold improvements	Shorter of the remaining lease terms or estimated useful lives	0%

The cost and related accumulated depreciation and amortization of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the consolidated statements of income and comprehensive income.  Expenditures for maintenance and repairs are charged to earnings as incurred, while additions, renewals and betterments, which are expected to extend the useful life of assets, are capitalized. The Company also re-evaluates the periods of depreciation and amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Intangible assets

Intangible assets represent patents.  Research and development costs associated with internally developed patents are expensed when incurred. Internally developed patents are initially recorded at patent application cost. Patents acquired through capital injection at the date of the Company’s formation were recorded at fair value. The patents have finite useful lives and are amortized using a straight-line method that reflects the estimated pattern

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of significant accounting policies (cont.)

in which the economic benefits of the intangible asset are to be consumed. The original estimated useful lives for intangible assets are 10 and 20 years. The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives.

Impairment for long-lived assets

Long-lived assets, including plant, equipment and intangible assets with finite lives are reviewed for impairment whenever events or changes in circumstances (such as a significant adverse change to market conditions that will impact the future use of the assets) indicate that the carrying value of an asset may not be recoverable. The Company assesses the recoverability of the assets based on the undiscounted future cash flows the assets are expected to generate and recognize an impairment loss when estimated undiscounted future cash flows expected to result from the use of the asset plus net proceeds expected from disposition of the asset, if any, are less than the carrying value of the asset. If an impairment is identified, the Company would reduce the carrying amount of the asset to its estimated fair value based on a discounted cash flows approach or, when available and appropriate, to comparable market values. As of September 30, 2017, December 31, 2016 and 2015, no impairment of long-lived assets was recognized.

Goodwill

Goodwill represents the excess of the consideration paid of an acquisition over the fair value of the net identifiable assets of the acquired subsidiary at the date of acquisition. Goodwill is not amortized and is tested for impairment at least annually, more often when circumstances indicate impairment may have occurred. Goodwill is carried at cost less accumulated impairment losses. If impairment exists, goodwill is immediately written off to its fair value and the loss is recognized in the consolidated statements of income. Impairment losses on goodwill are not reversed.

Fair value measurement

The accounting standard regarding fair value of financial instruments and related fair value measurements defines financial instruments and requires disclosure of the fair value of financial instruments held by the Company. The Company considers the carrying amount of cash, notes receivable, accounts receivable, other receivables, prepayments, accounts payable, other payables and accrued liabilities, customer deposits, short term loans and taxes payable to approximate their fair values because of their short term nature.

The accounting standards define fair value, establish a three-level valuation hierarchy for disclosures of fair value measurement and enhance disclosure requirements for fair value measures. The three levels are defined as follow:

•         Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

•         Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments.

•         Level 3 inputs to the valuation methodology are unobservable and significant to the fair value.

Customer deposits

Customer deposits represent amounts advanced by customers on product orders. Generally, the Company requires 3% to 10% advanced deposits from the customers upon the signing of the sales contracts. At various stages of the sales contract execution, the Company generally collects certain amounts of advanced deposits from the customers based on the approximate amount of cash flows needed at each stage. Customer deposits are reduced when the related sale is recognized in accordance with the Company’s revenue recognition policy.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of significant accounting policies (cont.)

Revenue recognition

Revenue is recognized when all of the following have occurred: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the price is fixed or determinable, and (iv) the ability to collect is reasonably assured.

Revenue from equipment and systems and revenue from trading and others are recognized at the date of goods delivered and title passed to customers, when a formal arrangement exists, the price is fixed or determinable, the Company has no other significant obligations and collectability is reasonably assured. In addition, training service revenues are recognized when the services are rendered and the Company has no other obligations, and collectability is reasonably assured. Training service revenues for the nine months ended September 30, 2017 and 2016 and for the years ended December 31, 2016 and 2015 were not significant. Payments received before all of the relevant criteria for revenue recognition are recorded as customer deposits. All of the Company’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 6% to 17% of the gross sales price or at a rate approved by the Chinese local government. This VAT may be offset by the VAT paid by the Company on raw materials and other materials included in the cost of producing the finished product.

Gross versus Net Revenue Reporting

Starting from July 2016, in the normal course of the Company’s trading of industrial waste materials business, the Company directly purchases the processed industrial waste materials from the Company’s suppliers under the Company’s specifications and drop ships the materials directly to the Company’s customers. The Company would inspect the materials at its customers’ site, during which inspection it temporarily assumes legal title to the materials, and after which inspection legal title is transferred to its customers. In these situations, the Company generally collects the sales proceed directly from the Company’s customers and pay for the inventory purchases to the Company’s suppliers separately. The determination of whether revenues should be reported on a gross or net basis is based on the Company’s assessment of whether it is the principal or an agent in the transaction. In determining whether the Company is the principal or an agent, the Company follows the accounting guidance for principal-agent considerations. Since the Company is the primary obligor and is responsible for (i) fulfilling the processed industrial waste materials delivery, (ii) establishing the selling prices for delivery of the processed industrial waste materials, (iii) performing all billing and collection activities including retaining credit risk and (iv) bearing the back-end risk of inventory loss with respect to any product return from the Company’s customers, the Company has concluded that it is the principal in these arrangements, and therefore report revenues and cost of revenues on a gross basis.

Income taxes

The Company accounts for income taxes in accordance with U.S. GAAP for income taxes. The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred taxes is accounted for using the asset and liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the consolidated financial statements and the corresponding tax basis used in the computation of assessable tax profit. In principle, deferred tax liabilities are recognized for all taxable temporary differences. Deferred tax assets are recognized to the extent that it is probable that taxable profit will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of significant accounting policies (cont.)

An uncertain tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. Penalties and interest incurred related to underpayment of income tax are classified as income tax expense in the period incurred. The Company incurred no penalties and interest relating to the underpayment of income tax for the nine months ended September 30, 2017 and 2016. The Company incurred $38,295 and $26,903 of penalties and interest relating to underpayment of income tax which are classified as income tax expense for the years ended December 31, 2016 and 2015, respectively. As of both September 30, 2017 and December 31, 2016, the Company’s PRC tax returns filed for 2014, 2015 and 2016 remain subject to examination by any applicable tax authorities.

Commitments and Contingencies

In the normal course of business, the Company is subject to contingencies, including legal proceedings and claims arising out of the business that relate to a wide range of matters, such as government investigations and tax matters. The Company recognizes a liability for such contingency if it determines it is probable that a loss has occurred and a reasonable estimate of the loss can be made. The Company may consider many factors in making these assessments including historical and the specific facts and circumstances of each matter.

Earnings per share

Basic earnings per share are computed by dividing income available to ordinary shareholders of the Company by the weighted average ordinary shares outstanding during the period. Diluted earnings per share takes into account the potential dilution that could occur if securities or other contracts to issue ordinary shares were exercised and converted into ordinary shares.

Recently issued accounting pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective and permits the use of either the retrospective or cumulative effect transition method. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. In August 2015, the FASB issued ASU No. 2015-14, “Deferral of the Effective Date” (“ASU 2015-14”), which defers the effective date for ASU 2014-09 by one year. For public entities, the guidance in ASU 2014-09 will be effective for annual reporting periods beginning after December 15, 2017 (including interim reporting periods within those periods), which means it will be effective for the Company’s fiscal year beginning January 1, 2018. In March 2016, the FASB issued ASU No. 2016-08, “Principal versus Agent Considerations (Reporting Revenue versus Net)” (“ASU 2016-08”), which clarifies the implementation guidance on principal versus agent considerations in the new revenue recognition standard. In April 2016, the FASB issued ASU No. 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), which reduces the complexity when applying the guidance for identifying performance obligations and improves the operability and understandability of the license implementation guidance. In May 2016, the FASB issued ASU No. 2016-12 “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), which amends the guidance on transition, collectability, noncash consideration and the presentation of sales and other similar taxes. In December 2016, the FASB further issued ASU 2016-20, “Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers” (“ASU 2016-20”), which makes minor corrections or minor improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. The amendments are intended to address implementation and provide additional practical expedients to reduce the cost and complexity of applying the new revenue standard. These amendments

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of significant accounting policies (cont.)

have the same effective date as the new revenue standard. Preliminarily, the Company plans to adopt Topic 606 in the first quarter of its fiscal 2018 using the retrospective transition method, and is continuing to evaluate the impact of its pending adoption of Topic 606 will have on its consolidated financial statements.  The Company believes that its current revenue recognition policies are generally consistent with the new revenue recognition standards set forth in ASU 2014-09.  Potential adjustments to input measures are not expected to be pervasive to the majority of the Company’s contracts.  While no significant impact is expected upon adoption of the new guidance, the Company will not be able to make that determination until the time of adoption based upon outstanding contracts at that time.

In July 2015, the FASB issued ASU No. 2015-11, an amendment to Topic 330 for simplifying the measurement of inventory. The update requires that inventory be measured at the lower of cost and net realizable value where net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Subsequent measurement is unchanged for inventory measured using LIFO or the retail inventory method. The amendment is intended to provide clarification on the measurement and disclosure of inventory in Topic 330 and not intended for those clarifications to result in any changes in practice. The ASU is effective for interim and annual periods beginning after December 15, 2016. Early application is permitted for all entities and should be applied prospectively. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, to simplify the presentation of deferred income taxes. The update requires that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The update applies to all entities that present a classified statement of financial position. For public business entities, the ASU is effective for consolidated financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. For all other entities, the ASU is effective for consolidated financial statements issued for annual periods beginning after December 15, 2017, and interim periods with annual periods beginning after December 15, 2018. Earlier application is permitted for all entities as of the beginning of an interim or annual reporting period. The Company has elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

In January 2016, the FASB issued ASU 2016-01, Financial Instruments — Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities, to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information. The update requires equity investments (except those accounted for under the equity method or those that result in consolidation of the investee) to be measured at fair value with changes in fair value recognized in net income. It eliminated the requirement for public entities to disclose the method(s) and significant assumptions used to estimate the fair value that is require to be disclosed for financial instruments measured at amortized cost on the balance sheet. For public entities, the ASU is effective for the fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Management does not believe the adoption of this ASU would have a material effect on the Company’s consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Amendments to the ASC 842 Leases. This update requires lessee to recognize the assets and liability (the lease liability) arising from operating leases on the balance sheet for the lease term. When measuring assets and liabilities arising from a lease, a lessee (and a lessor) should include payments to be made in optional periods only if the lessee is reasonably certain to exercise an option to extend the lease or not to exercise an option to terminate the lease. Twelve months or less lease term, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. If a lessee makes this election, it should recognize lease expense on a straight-line basis over the lease term. In transition, this update will be effective for public entities for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Management does not believe the adoption of this ASU would have a material effect on the Company’s consolidated financial statements.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Summary of significant accounting policies (cont.)

In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, to address diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide guidance on the following eight specific cash flow issues: (1) Debt Prepayment or Debt Extinguishment Costs; (2) Settlement of Zero-Coupon Debt Instruments or Other Debt Instruments with Coupon Interest Rates That Are Insignificant in Relation to the Effective Interest Rate of the Borrowing; (3) Contingent Consideration Payments Made after a Business Combination; (4) Proceeds from the Settlement of Insurance Claims; (5) Proceeds from the Settlement of Corporate-Owned Life Insurance Policies, including Bank-Owned; (6) Life Insurance Policies; (7) Distributions Received from Equity Method Investees; (8) Beneficial Interests in Securitization Transactions; and Separately Identifiable Cash Flows and Application of the Predominance Principle. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The amendments should be applied using a retrospective transition method to each period presented. If it is impracticable to apply the amendments retrospectively for some of the issues, the amendments for those issues would be applied prospectively as of the earliest date practicable. Management does not believe the adoption of this ASU would have a material effect on the Company’s consolidated financial statements.

In October 2016, the FASB issued ASU No. 2016-17, Consolidation (Topic 810): Interests held through related parties that are under common control. The amendments in this ASU require that the reporting entity, in determining whether it satisfies the second characteristic of a primary beneficiary, to include all of its direct variable interests in a variable interest entity (“VIE”) and, on a proportionate basis, its indirect variable interests in a VIE held through related parties, including related parties that are under common control with the reporting entity. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The adoption of this ASU did not have any effect on the Company’s consolidated financial statements.

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the definition of a business. The amendments in this ASU is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments in this ASU are effective for fiscal years beginning after December 15, 2018, and interim periods within fiscal years beginning after December 15, 2019. The adoption of this ASU did not have a material effect on the Company’s consolidated financial statements.

In May 2017, the FASB issued ASU 2017-09, Scope of Modification Accounting, which amends the scope of modification accounting for share-based payment arrangements and provides guidance on the types of changes to the terms or conditions of share-based payment awards to which an entity would be required to apply modification accounting under ASC 718. For all entities, this ASU is effective for annual reporting periods, including interim periods within those annual reporting periods, beginning after December 15, 2017. Early adoption is permitted, including adoption in any interim period. The adoption of this ASU would not have a material effect on the Company’s consolidated financial statements.

The Company does not believe other recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the Company’s consolidated balance sheets, statements of income and comprehensive income and statements of cash flows.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 3 — Business combination

On March 31, 2017, China Sunlong completed its acquisition of 100% equity interest in TJComex International Group Corporation (“TJComex BVI”) through a share exchange to expand its business on trading certain solid wastes through TJComex BVI’s commodity exchange channels. At the closing of the share exchange on March 31, 2017, the Selling Shareholders received 5,935 shares (”Payment Shares”) of China Sunlong Common Stock valued at $926.71 per share for 100% of their equity interests in TJComex BVI, equating to 100% of all outstanding interests in TJComex BVI. Whereas, TJComex BVI owns 100% of the issued and outstanding capital stock of TJComex Hong Kong Company Limited (“TJComex HK”), a Hong Kong limited liability company, Tianjin Corro Technological Consulting Co., Ltd. (“TJComex WFOE”), a wholly foreign owned enterprise incorporated under the laws of the PRC and Tianjin Commodity Exchange Co., Ltd. (the “TJComex Tianjin”), a limited liability company incorporated under the law of the PRC. The $926.71 per share price of China Sunlong Common Stock was based on a valuation of approximately $92.7 million of China Sunlong’s enterprise value determined by an independent third-party appraiser using discounted cash flows projection model. The projected cash flows are based upon, but not limited to, assumptions such as 1) projected selling units and growth in the industry, 2) projected unit selling price, 3) projected unit cost of manufactured, 4) selling and general and administrative expenses to be in line with the growth in the industry, and 5) projected bank borrowings rate or interest rate index.

The Company’s acquisition of TJComex BVI was accounted for as a business combination in accordance with ASC 805. The Company has allocated the purchase price of TJComex BVI based upon the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date. Except for cash, the Company estimated the fair values of the assets acquired and liabilities assumed at the acquisition date in accordance with the business combination standard issued by FASB with the following valuation methodologies with level 3 inputs: Other current assets, plant and equipment and current liabilities were valued using the cost approach. Management of the Company is responsible for determining the fair value of assets acquired, liabilities assumed and intangible assets identified as of the acquisition date and considered a number of factors including valuations from independent appraisers. Acquisition-related costs incurred for the acquisitions are not material and have been expensed as incurred in general and administrative expense.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date, which represents the net purchase price allocation at the date of the acquisition of TJComex BVI based on a valuation performed by an independent valuation firm engaged by the Company:

Total consideration at fair value	$5,500,000

Fair Value
Cash	$23,451
Other current assets	794,938
Plant and equipment	1,866,894
Other noncurrent assets	609,126
Goodwill	3,819,354
Total asset	7,113,763
Total liabilities	(1,613,763)
Net asset acquired	$5,500,000

Approximately $3.8 million of goodwill arising from the acquisition consists largely of synergies expected from combining the operations of the Company and TJComex BVI. None of the goodwill is expected to be deductible for income tax purposes.

For the three months ended March 31, 2017, the impact of the acquisition of TJComex BVI to the consolidated statements of income and comprehensive income was not material.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 4 — Accounts receivable

Accounts receivable consist of the following:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
Accounts receivable	$21,060,871	$86,396	$52,224
Less: Allowance for doubtful accounts	(2,962,172)	—	—
Total accounts receivable, net	$18,098,699	$86,396	$52,224

Movement of allowance for doubtful accounts is as follows:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
Beginning balance	$—	$—	$—
Addition	2,897,250	—	27.302
Write off	—	—	(27,302)
Exchange rate effect	64,922	—	—
Ending balance	$2,962,172	$—	$—

Note 5 — Inventories

Inventories consist of the following:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
Raw materials	$—	$—	$52,734
Work in progress	3,835,708	76,698	2,279,249
Finished goods	40,957	—	—
Inventory reserve	—	—	(60,841)
Total inventories	$3,876,665	$76,698	$2,271,142

Movement of inventory reserve is as follows:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
Beginning balance	$—	$60,841	$—
Addition	—	—	60,841
Recovery	—	(56,851)	—
Exchange rate effect	—	(3,990)	—
Ending balance	$—	$—	$60,841

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 6 — Plant and equipment, net

Plant and equipment consist of the following:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
Building	$1,511,735	$—	$—
Production equipment	191,414	183,388	195,859
Office equipment and furniture	153,815	39,311	38,973
Automobile	38,430	—	—
Leasehold improvement	1,765,663	293,843	13,153
Subtotal	3,661,057	516,542	247,985
Less: accumulated depreciation and amortization	(1,468,537)	(157,152)	(137,901)
Total	$2,192,520	$359,390	$110,084

Depreciation and amortization expense for the nine months ended September 30, 2017 and 2016 amounted to $115,695 and $18,684, respectively. Depreciation and amortization expense for the years ended December 31, 2016 and 2015 amounted to $29,592 and $22,036, respectively.

Note 7 — Intangible assets, net

Intangible assets consist of the following:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
Patents	$3,168,609	$3,035,747	$3,248,829
Less: accumulated amortization	(1,926,454)	(1,656,917)	(1,503,874)
Net intangible assets	$1,242,155	$1,378,830	$1,744,955

Amortization expense for the nine months ended September 30, 2017 and 2016 amounted to $192,702 and $199,254, respectively. Amortization expense for the years ended December 31, 2016 and 2015 amounted to $263,216 and $280,708, respectively.

The estimated amortization is as follows:

Twelve months ending September 30,	Estimated amortization expense
2018	$262,694
2019	262,694
2020	262,694
2021	262,694
2022	191,379
Total	$1,242,155

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 8 — Related party balances and transactions

Related party balances

a.       Other payables — related parties:

Name of related party	Relationship	September 30, 2017	December 31, 2016	December 31, 2015
		(Unaudited)
Jiazhen Li	CEO of Hubei Shengrong, Shareholder of China Sunlong	$289,204	$260,004	$275,311
Chuanliu Ni	CEO of TJComex Tianjin	699,272	—	—
		$988,476	$260,004	$275,311

Related party transactions:

a.       Revenues — related party:

		Years ended
Name of related party	Relationship	December 31, 2016	December 31, 2015
Wuhan Mingjia Industry and Trade development Co., Ltd.	CEO was the majority owner, legal representative and general manager; CEO transferred her ownership to a third party on September 11, 2015	$—	$1,063,803

Note 9 — Debt

Short term loans

Short term loan due to bank is as follows:

Short term loans	Maturities	Weighted average interest rate	Collateral/Guarantee	September 30, 2017	December 31, 2016	December 31, 2015
				(Unaudited)
Loan from Wuhan Rural Commercial Bank	July 23, 2017	7.35%	Guaranteed by Hubei Changyang Hongrong Environmental Protection Science and Technology Co. Ltd., a related party	$—	$1,439,930	$1,541,000
Loan from Wuhan Rural Commercial Bank	July 18, 2017	7.80%	Patent	—	719,965	—
Loan from Wuhan Rural Commercial Bank	July 23, 2018	7.35%	Guaranteed by Hubei Changyang Hongrong Environmental Protection Science and Technology Co. Ltd., a related party and pledged with its patent as a collateral	2,254,425	—	—
Total				$2,254,425	$2,159,895	$1,541,000

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 9 — Debt (cont.)

Third party loan

In April 2017, the Company obtained an unsecured loan from an unrelated third party amounting to $145,228 (RMB 1,000,000) to be due on April 27, 2018 with an annual interest rate of 10%.

Interest expense for the nine months ended September 30, 2017 and 2016 amounted to $127,551 and $100,018, respectively. Interest expense for the years ended December 31, 2016 and 2015 amounted to $143,632 and $168,966, respectively.

Note 10 — Taxes

Income tax

Cayman Islands

China Sunlong is incorporated in the Cayman Islands and are not subject to tax on income or capital gains under current Cayman Islands law. In addition, upon payments of dividends by China Sunlong to its shareholders, no Cayman Islands withholding tax will be imposed.

British Virgin Islands

Shengrong BVI and TJComex BVI are incorporated in the British Virgin Islands and are not subject to tax on income or capital gains under current British Virgin Islands law. In addition, upon payments of dividends by these entities to their shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

Shengrong HK and TJComex HK are incorporated in Hong Kong and are subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. The Company did not make any provisions for Hong Kong profit tax as there were no assessable profits derived from or earned in Hong Kong since inception. Under Hong Kong tax law, Shengrong HK and TJComex HK are exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin are governed by the income tax laws of the PRC and the income tax provision in respect to operations in the PRC is calculated at the applicable tax rates on the taxable income for the periods based on existing legislation, interpretations and practices in respect thereof. Under the Enterprise Income Tax Laws of the PRC (the “EIT Laws”), Chinese enterprises are subject to income tax at a rate of 25% after appropriate tax adjustments.

Significant components of the provision for income taxes are as follows:

	For the nine months ended September 30, 2017		For the nine months ended September 30, 2016	For the year ended December 31, 2016	For the year ended December 31, 2015
	(Unaudited	)	(Unaudited)
Current	$2,904,702		1,250,675	$1,845,828	$1,372,077
Deferred	(434,588)		4,146	4,107	29,036
Total provision for income taxes	$2,470,114		1,254,821	$1,849,935	$1,401,113

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 10 — Taxes (cont.)

Under the Income Tax Laws of the PRC, companies are subject to income tax at a rate of 25%. However, Hubei Shengrong obtained the “high-tech enterprise” tax status in 2014, which reduced its statutory income tax rate to 15% from 2014 to 2016. Hubei Shengrong renewed its “high-tech enterprise” status in December 2016, which continued to reduce its statutory income rate to 15% from 2017 to 2019. Tax savings resulted from the reduced statutory income tax rate amounted to $1,645,063 and $905,923 for the nine months ended September 30, 2017 and 2016, respectively. Such tax amounted to $1,276,495 and $896,783 for the years ended December 31, 2016 and 2015, respectively.

The following table reconciles China statutory rates to the Company’s effective tax rate:

	September 30, 2017	September 30, 2016	December 31, 2016	December 31, 2015
	(Unaudited)	(Unaudited)
PRC statutory rates	25.0%	25.0%	25.0%	25.0%
Preferential tax rates	(10.0% )	(10.0% )	(10.0% )	(10.0%)
Effect of change in net operating loss carried forward	0.0%	0.0%	0.0%	0.4%
Effect of temporary difference	0.0%	0.0%	0.0%	(0.1%)
Effect of permanent difference	1.4%	1.1%	1.3%	1.0%
Effect of penalty and interest	0.0%	0.0%	0.3%	0.3%
Effective tax rate	16.4%	16.1%	16.6%	16.6%

Deferred tax assets — China

Bad debt allowance must be approved by the Chinese tax authority prior to being deducted as an expense item on the tax return. Significant components of deferred tax assets were as follows:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
Temporary differences – bad debt allowance	$444,326	$—	$4,203

Value added tax

Enterprises or individuals who sell commodities, engage in repair and maintenance or import and export goods in the PRC are subject to a value added tax in accordance with PRC laws. The value added tax (“VAT”) standard rates are 6% to 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on sales of the finished products and services.

Taxes payable consisted of the following:

	September 30, 2017	December 31, 2016	December 31, 2015
	(Unaudited)
VAT taxes payable	$8,522,400	$5,201,724	$1,125,620
Income taxes payable	6,697,762	2,995,116	1,316,545
Other taxes payable	1,011,364	609,210	130,965
Totals	$16,231,526	$8,806,050	$2,573,130

Hebei Shengrong’s 2016 enterprise income tax return has not yet been filed. Hebei Shengrong may be subject to 1% to 2% of penalty and interest for the 2016 tax balance due upon filing of the return.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 11 — Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and accounts receivable. As of September 30, 2017, December 31, 2016 and 2015, $410,534, $500,027 and $632,082 were deposited with various major financial institutions located in the PRC, respectively. As of September 30, 2017, December 31, 2016 and 2015, $3,239, $956 and $14,564 were deposited with one major financial institution located in Hong Kong, respectively. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

Accounts receivable are typically unsecured and derived from revenue earned from customers, thereby exposed to credit risk. The risk is mitigated by the Company’s assessment of its customers’ creditworthiness and its ongoing monitoring of outstanding balances.

Customer and vendor concentration risk

For the nine months ended September 30, 2017, four customers accounted for 25.0%, 24.7%, 14.1%, and 14.1% of the Company’s revenues, respectively, of which, two customers who are related parties to each other under common management and ownership accounted for 49.7% of the Company’s revenue. For the nine months ended September 30, 2016, two customers accounted for 50.6% and 21.2% of the Company’s revenues. For the year end December 31, 2016, four customers accounted for 38.4%, 20.0%, 17.9% and 16.1% of the Company’s revenues, respectively. For the year ended December 31, 2015, two customers accounted for 49.8% and 42.8% of the Company’s revenues, respectively.

As of September 30, 2017, two customers, who are related to each other under common management and ownership, accounted for 45.2% and 43.6% of the Company’s accounts receivable, respectively. As of December 31, 2016, one customer accounted for 100% of the Company’s accounts receivable. As of December 31, 2015, two customers accounted for 64.9% and 35.1% of the Company’s accounts receivables.

September 30, 2017, three suppliers accounted for 39.8%, 33.3% and 25.8% of the Company’s total purchases, respectively. For the nine months ended September 30, 2016, one supplier accounted for 97.5% of the Company’s total purchases. For the years ended December 31, 2016 and 2015, one supplier accounted for 93.6% and 88.0% of the Company’s total purchases, respectively.

As of September 30, 2017, three suppliers accounted for 40.9%, 31.7% and 27.3% of the Company’s prepayments, respectively; and two suppliers accounted for 52.4% and 40.0% of the Company’s total accounts payable, respectively.

As of December 31, 2016, three suppliers accounted for 62.7%, 21.1% and 16.1% of the Company’s prepayments, respectively; and two suppliers accounted for 82.8% and 13.0% of the Company’s total accounts payable, respectively.

As of December 31, 2015, one supplier accounted for 97.8% of the Company’s prepayments and 97.8% of the Company’s total accounts payable.

Note 12 — Equity

Restricted net assets

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin only out of its retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the accompanying consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin.

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 12 — Equity (cont.)

Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin are required to set aside at least 10% of their after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, Shengrong WFOE and TJComex WFOE may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. Hubei Shengrong and TJComex Tianjin may allocate a portion of its after-tax profits based on PRC accounting standards to a discretionary surplus fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by State Administration of Foreign Exchange.

As of September 30, 2017, December 31, 2016 and 2015, Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin collectively attributed $2,247,684, $1,171,146 and $242,142 of retained earnings for their statutory reserves, respectively.

As a result of the foregoing restrictions, Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin are restricted in their ability to transfer their net assets to the Company. Foreign exchange and other regulation in the PRC may further restrict Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin from transferring funds to China Sunlong in the form of dividends, loans and advances. As of September 30, 2017, December 31, 2016 and 2015, amounts restricted are the net assets of Shengrong WFOE, Hubei Shengrong, TJComex WFOE and TJComex Tianjin, which amounted to $31,909,902, $16,045,465 and $7,652,132, respectively.

Shares issuance for recapitalization

On March 15, 2016 and March 31, 2017, China Sunlong issued 99 shares and 99,900 shares, respectively, to Ms. Jiazhen Li and Mr. Xiaonian Zhang, who collectively owned 100% of Hubei Shengrong prior to the reorganization. These shares are considered recapitalization shares and presented as if the recapitalization became effective as of the beginning of the first period presented in the accompanying consolidated financial statements of China Sunlong (see Note 1).

Note 13 — Commitments and contingencies

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity.

Lease commitment

The Company has entered into non-cancellable operating lease agreements for two offices, one factory space and one dormitory space for its employees. The two office leases are expiring in August 2018 and December 2021 with a monthly rental rate of approximately $2,693 and $5,088, respectively. The factory lease is expiring in December 2018 with a monthly rental rate of approximately $5,996. The dormitory lease expired in July 2017, and was extended to July 2018, with a monthly rental rate of approximately $399. The office lease payments for the lease expiring in December 2021 will be paid over three years beginning 2018.

The Company’s commitments for minimum lease payment under these operating leases as of September 30, 2017 are as follow:

Years ending September 30,	Minimum lease payment
2018	$105,358
2019	113,396
2020	104,948
2021	104,948
Total minimum payments required	$428,650

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 13 — Commitments and contingencies (cont.)

Rent expense for the nine months ended September 30, 2017 and 2016 were $135,444 and $82,081, respectively. Rent expense for the years ended December 31, 2016 and 2015 were $113,843 and $71,310, respectively.

Other Matters

On December 22, 2016, the Company’s subsidiary, Shengrong BVI, and its shareholder (collectively, the “Shareholder”) entered into a Share Exchange Agreement with American Lorain Corporation (“Lorain”), a publicly traded company, pursuant to which, Lorain will effect an acquisition of the Company by acquiring from the Shareholder outstanding equity interests of the Company. Pursuant to the Share Exchange Agreement, in exchange for all of the outstanding shares of the Company, Lorain will issue 114,000,000 shares of Lorain common stock (the “Exchange Shares”), representing approximately 75% of the issued and outstanding shares of Lorain common stock, to the Shareholder. The Exchange Shares will be subject to a lock-up period of one year. In addition, Lorain is obligated to take all actions necessary so that, on, or promptly following, the closing of the share exchange, Lorain will spin-off its existing food business to a third party. The obligation of both parties to complete the share exchange is subject to the fulfillment of certain closing conditions, including but not limited to, the approval of the Share Exchange Agreement and the transactions contemplated thereby by a majority of Lorain’s shareholders and obtaining all the necessary consents from government authorities and third parties. On March 30, 2017, the Company decided not to proceed with the transaction and notified Lorain. On June 19, 2017, the Company has formally signed a termination of share exchange agreement with Lorain.

Note 14 — Segment reporting

The Company follows ASC 280, Segment Reporting, which requires that companies disclose segment data based on how management makes decision about allocating resources to segments and evaluating their performance. The Company’s chief operating decision maker evaluates performance and determines resource allocations based on a number of factors, the primary measure being income from operations of the two operating entities, Hubei Shengrong and TJComex Tianjin.

The Company’s operations currently include two business segments encompassing two different divisions. Such reportable divisions are consistent with the way the Company manages its business, with each division operating under separate management and producing discrete financial information. The accounting principles applied at the operating division level in determining income from operations is generally the same as those applied at the consolidated financial statement level.

The operation and products of the two divisions are as follow:

1.       Shengrong BVI and its wholly owned subsidiaries: production and sales of solid waste recycling and comprehensive utilization equipment; and

2.       TJComex BVI and its wholly owned subsidiaries: general merchandise trading business and related consulting services

The following represents results of divisional operations for the nine months ended September 30:

Revenues:	2017
Shengrong BVI	$38,096,476
TJComex BVI	249,136
Consolidated revenues	$38,345,612

CHINA SUNLONG ENVIRONMENTAL TECHNOLOGY INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 14 — Segment reporting (cont.)

Gross profit:	2017
Shengrong BVI	$19,040,165
TJComex BVI	219,627
Consolidated gross profit	$19,259,792

Income (loss) from operations:	2017
Shengrong BVI	$15,249,259
TJComex BVI	(1,664)
Consolidated income from operations	$15,247,595

Net income (loss):	2017
Shengrong BVI	$12,624,519
TJComex BVI	(4,620)
Consolidated net income	$12,619,899

Depreciation and amortization:	2017
Shengrong BVI	$254,394
TJComex BVI	54,003
Consolidated depreciation and amortization	$308,397

Interest expense:	2017
Shengrong BVI	$127,551
TJComex BVI	—
Consolidated interest expense	$127,551

Capital expenditures:	2017
Shengrong BVI	$1,751
TJComex BVI	122
Consolidated capital expenditures	$1,873

The following represents assets by division as of:

Total assets as of	September 30, 2017
Shengrong BVI	$48,919,249
TJComex BVI	7,386,614
Total Assets	$56,305,863

Note 15 — Subsequent events

These consolidated financial statements were approved by management and available for issuance on November 22 2017. The Company evaluated subsequent events through the date these consolidated financial statements were available for issuance.

On October 10, 2017, Hubei Shenrong established a fully owned subsidiary, Fujian Shenrong, with registered capital of USD 1,518,120 (RMB 10,000,000), to be fully funded by October 10, 2019. No operations has occurred as of the date of this report.